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PROSPECTUS                                    Ameritas Life Insurance Corp. Logo
                                                 5900 "O" Street, P.O. Box 81889
                                                              Lincoln, NE  68501
AMERITAS NO LOAD
VARIABLE ANNUITY: A FLEXIBLE
PREMIUM VARIABLE ANNUITY
--------------------------------------------------------------------------------

This Prospectus describes a no sales load/no surrender charge flexible premium variable annuity policy contract ("Policy") offered by Ameritas Life Insurance Corp. ("Ameritas"). The Policy provides a vehicle for investing on a tax-deferred basis for retirement savings or other long-term purposes.

You may purchase a Policy for $2,000 or more. Minimum additional subsequent premiums may be $250 or more; smaller amounts may be accepted by automatic bank draft or at the discretion of Ameritas.

You may direct that premiums accumulate on a variable basis in one or more of the ten Subaccounts of the Ameritas Life Insurance Corp. Separate Account LLVA ("Separate Account") or on a fixed basis in the Fixed Account, or on a combination variable and fixed basis. Assets of each Subaccount are invested in a corresponding Portfolio of Berger Institutional Products Trust ("Berger IPT"), Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT"), Strong Variable Insurance Funds, Inc. ("Strong VIF"), or Strong Opportunity Fund II, Inc. (Strong VIF and Strong Opportunity Fund II, Inc. are referred to collectively as "Strong"),(collectively, the "Funds"). In this Separate Account, Berger IPT offers two Portfolios: Berger IPT-100 Fund and Berger IPT-Small Company Growth Fund; Neuberger & Berman AMT offers five Portfolios: Liquid Asset, Limited Maturity Bond, Growth, Partners, and Balanced; Strong VIF offers two Portfolios: Strong International Stock Fund II, and Strong Growth Fund II; Strong Opportunity Fund II, Inc. is also offered.

The Accumulation Value is allocated to the Liquid Asset Portfolio for 13 days after the Issue Date; the accumulation value is then reallocated as you direct. Where allowed, if the Owner has allocated 100% to the Fixed Account, the Accumulation Value of the Policy is allocated to the Fixed Account on the Effective Date. There is a free-look period in which you may return the Policy for a refund.

The Accumulation Value will vary with the performance of the Portfolios you select. You bear all investment risk. Results for the Portfolios are not guaranteed. Values in the Fixed Account are guaranteed by Ameritas.

You may select a date on which Annuity Payments are to commence. Prior to that date, a surrender may be made at any time, and withdrawals are allowed, although in most instances withdrawals made prior to age 59 1/2 are subject to a 10% federal penalty tax. The Policy offers a number of ways of withdrawing monies after the Annuity Date, including a lump sum payment and several Annuity Income Options.

This prospectus contains information you should know before investing; it must be accompanied by current prospectuses for Berger IPT, Neuberger & Berman AMT, and Strong. Read the prospectuses carefully and retain them for future reference. A Statement of Additional Information, which has the same date as this prospectus, has been filed with the Securities and Exchange Commission; it is incorporated herein by reference and is available free by writing Ameritas at the address above. The table of contents of the Statement of Additional Information appears at the end of this prospectus.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is May 1, 1998.
--------------------------------------------------------------------------------

                                       TABLE OF CONTENTS

                                                                                             Page
DEFINITIONS..................................................................................  3
HIGHLIGHTS...................................................................................  4
FEE TABLE....................................................................................  6
CONDENSED FINANCIAL INFORMATION..............................................................  8
PERFORMANCE DATA.............................................................................  9
YEAR 2000....................................................................................  9
AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS.................................................  9
       Ameritas Life Insurance Corp..........................................................  9
       The Separate Account.................................................................. 10
       The Funds............................................................................. 10
       Investment Objectives and Policies.................................................... 11
THE FIXED ACCOUNT............................................................................ 12
POLICY FEATURES.............................................................................. 12
       Control of the Policy................................................................. 12
       Policy Purchase and Premium Payment................................................... 12
       Allocation of Premium................................................................. 13
       Accumulation Value.................................................................... 13
       Transfers Among the Portfolios and the Fixed Account.................................. 14
       Systematic Programs................................................................... 14
       Withdrawals and Surrenders............................................................ 15
       Free Look Privilege................................................................... 15
CHARGES AND DEDUCTIONS....................................................................... 15
       Administrative Charges................................................................ 16
       Mortality and Expense Risk Charge..................................................... 16
       Tax Charges........................................................................... 16
       Fund Investment Advisory Fees and Expenses............................................ 17
ANNUITY PERIOD............................................................................... 17
       Annuity Date.......................................................................... 17
       Annuity Income Options................................................................ 17
FEDERAL TAX MATTERS.......................................................................... 19
       Taxation of Annuities in General...................................................... 19
       Nonqualified Policies................................................................. 19
       Qualified Policies.................................................................... 20
GENERAL PROVISIONS........................................................................... 20
       Annuitant's Beneficiary............................................................... 20
       Death of Annuitant.................................................................... 21
       Death of Owner........................................................................ 21
       Addition, Deletion or Substitution of Investments..................................... 22
       Deferment of Payment.................................................................. 22
       Owner Inquiries....................................................................... 22
       Contestability........................................................................ 22
       Misstatement of Age or Sex............................................................ 23
       Reports and Records................................................................... 23
DISTRIBUTION OF THE POLICIES................................................................. 23
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS................................................. 23
THIRD PARTY SERVICES......................................................................... 24
VOTING RIGHTS................................................................................ 24
LEGAL PROCEEDINGS............................................................................ 24
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..................................... 25

     The Policy, certain provisions, and certain Portfolios are not available in all states.

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESPERSON, OR OTHER PERSON
MAY MAKE ANY  REPRESENTATIONS  IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS  PROSPECTUS,  AND IF GIVEN OR MADE, SUCH OTHER  INFORMATION OR
REPRESENTATION MUST NOT BE RELIED UPON.

2     NLVA

                                   DEFINITIONS

ACCUMULATION UNIT. A unit used to measure the value of the Policy prior to the Annuity Date. Analogous, though not identical, to a share owned in a mutual fund account.

ACCUMULATION UNIT PRICE. The value of each Accumulation Unit is calculated each Valuation Period. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ACCUMULATION VALUE. The value of all amounts accumulated under the Policy prior to the Annuity Date. On the Issue Date, the Accumulation Value is equal to the initial premium, less any premium tax, plus any interest credited based on the Liquid Asset Portfolio value as of the Policy Date.

AMERITAS. ("We, Us, Our") Ameritas Life Insurance Corp., a stock life insurance company domiciled in Nebraska since 1887.

ANNUITANT. The person upon whose life expectancy the Policy is written. The Annuitant may also be the Owner of the Policy.

ANNUITANT'S BENEFICIARY. The person to whom any benefits are paid upon the Annuitant's death.

ANNUITY DATE.  The date on which Annuity Payments begin.

ANNUITY INCOME OPTION.  A method of receiving Annuity Payments.

ANNUITY PAYMENT. One of a series of payments paid to the Annuitant under an Annuity Income Option.

EFFECTIVE DATE. The Valuation Date on which premiums are applied to purchase a Policy.

FIXED ACCOUNT. A part of Ameritas' general account to which all or a portion of premiums may be allocated for accumulation at fixed rates of interest.

FUNDS. Berger IPT, Neuberger & Berman AMT, and Strong are the Funds available for investment as of the date of this prospectus. The Funds have one or more Portfolios; each Portfolio corresponds to one of the Subaccounts of the Separate Account.

ISSUE DATE. The date all financial, contractual and administrative requirements have been met to issue the Policy. The free look period begins on this date.

NET PREMIUM. The Premium Payment less the premium tax (if imposed by the state in which the Policy is delivered).

NONQUALIFIED POLICIES. Policies that do not qualify for special federal income tax treatment.

OWNER. ("You") The person or entity in whose name the Policy is issued (or as subsequently changed) who has the privileges stated in the Policy, including the right to make allocations or change beneficiaries. If a Policy has been absolutely assigned, the assignee is the Owner. A collateral assignee is not the Owner.

OWNER'S DESIGNATED BENEFICIARY. The person designated by the Owner to whom Policy ownership passes upon the Owner's death.

POLICY. The no sales load/no surrender charge variable annuity contract offered by Ameritas and described in this prospectus.

POLICY DATE. The date used to determine Policy anniversary dates and Policy Years. On the Issue Date, the Policy Date will be the date within two days after Ameritas received the application and initial premium. If the Policy Date would fall on the 29th, 30th or 31st of a month, the Policy Date will be set at the 28th day of that month.

POLICY YEAR. The period from one Policy anniversary date until the next Policy anniversary date.
                                                                      NLVA     3

PORTFOLIO. One of the separate investment Portfolios of the Funds in which the Separate Account invests. Each Portfolio is a Subaccount of the Separate Account. In this Separate Account, Berger IPT offers two Portfolios: Berger IPT-100 Fund and Berger IPT-Small Company Growth Fund; Neuberger & Berman AMT offers five Portfolios: Liquid Asset, Limited Maturity Bond, Growth, Partners, and Balanced; Strong VIF offers two Portfolios: Strong International Stock Fund II, and Strong Growth Fund II; Strong Opportunity Fund II, Inc. is also offered. In this prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

PREMIUM PAYMENT. An amount paid to purchase a Policy or to increase the investment in the Policy.

QUALIFIED POLICIES. Policies owned inside certain qualified plans as defined under the Internal Revenue Code of 1986, as amended, such as IRA's and Pension Trusts.

SATISFACTORY PROOF OF DEATH. All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that Ameritas may require to establish the validity of the claim.

SEPARATE ACCOUNT. Ameritas Life Insurance Corp. Separate Account LLVA, an account established by Ameritas to receive and invest premiums paid under the Policy. Assets in the Separate Account are segregated from the general assets of Ameritas.

SUBACCOUNT. A subdivision of the Separate Account which invests in shares of a specified Portfolio of the Funds.

VALUATION DATE. Each day that the New York Stock Exchange (NYSE) is open for trading.

VALUATION PERIOD. The period between two successive Valuation Dates, commencing at the close of trading on the NYSE on one Valuation Date and ending at the close of trading on the next Valuation Date.

                                   HIGHLIGHTS

For an explanation of capitalized terms, refer to "Definitions", Page 3.

THE POLICY

The purpose of the Policy is to allow you, the Owner, to accumulate funds on a tax-deferred basis by investing in one or more investment Portfolios managed by Berger IPT, Neuberger & Berman AMT, or Strong for retirement or other purposes. The tax-deferral feature is most attractive to investors who have exhausted other avenues for tax-deferred investing.

PURCHASING A POLICY

You may purchase a Policy with a complete application and a minimum initial premium of $2,000 or more. Subsequent premiums must be at least $250. Smaller premiums may be accepted on automatic bank draft or at the discretion of Ameritas. Page 12.

INVESTMENT CHOICES

In this Separate Account, Berger IPT offers two Portfolios: Berger IPT-100 Fund and Berger IPT-Small Company Growth Fund; Neuberger & Berman AMT offers five
Portfolios: Liquid Asset, Limited Maturity Bond, Growth, Partners, and Balanced; Strong VIF offers two Portfolios: Strong International Stock Fund II, and Strong Growth Fund II; and Strong Opportunity Fund II, Inc. is also offered. The assets of each Portfolio are held separately from the other Portfolios; each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. The investment performance of the Portfolios is not guaranteed. Page 10.

Premiums allocated to the Fixed Account are placed in the general account of Ameritas and receive a guaranteed interest rate. Page 12.


4     NLVA

ALLOCATION OF PREMIUM

Your Accumulation Value is allocated to the Liquid Asset Portfolio. At the end of the free look period, the Accumulation Value is allocated among the Portfolios or Fixed Account according to your instructions on the application. Allocations may be changed at any time with no charge. Page 13.

CHARGES AND DEDUCTIONS

There are no sales loads or surrender charges. The costs in the Policy include mortality and expense risk ("M&E") charges; an annual policy fee to cover the cost to administer the Policy; and investment advisory and other fees imposed by the Funds. State premium taxes, if any, are deducted upon receipt of premium, upon annuitization, or upon withdrawal, according to the laws of the state of jurisdiction. A $10 transfer fee may be charged for each transfer over the 15 free transfers allowed each Policy Year. Page 15.

TRANSFERS AMONG PORTFOLIOS

You may transfer funds among the Portfolios up to 15 times per year free of charge. Additional transfers may be subject to a transfer charge (maximum $10 per additional transfer). Minimum transfer amount is $250, or if less, the entire value of the Portfolio from which the transfer is made. The minimum amount which can remain in a Portfolio as a result of a transfer is $100. Certain restrictions apply to transfers from the Fixed Account. Systematic programs, which provide for the automatic transfer of funds, such as Portfolio Rebalancing, Dollar Cost Averaging, and Earnings Sweep may be offered. Page 14.

WITHDRAWALS

You may withdraw all or part of the Accumulation Value before the earlier of the Annuity Date or the Annuitant's death. Withdrawals must be at least $250. Systematic withdrawals may be scheduled at 12 per year. Withdrawals made prior to age 59 1/2 may be subject to a 10% federal tax penalty. There is no withdrawal charge. Page 15.

ANNUITY INCOME OPTIONS

Beginning on the Annuity Date, the Policy provides for lump sum payment, or for periodic annuity payments to be paid to the Annuitant, based on the Accumulation Value on that date. You may select from a number of Annuity Income Options. You also have some flexibility in choosing an Annuity Date. Page 17.

DEATH BENEFIT

If the Annuitant dies before the Annuity Date, the death benefit becomes payable to the Annuitant's Beneficiary upon proof of death. Ameritas guarantees that the death benefit payable upon death of the Annuitant prior to the Annuity Date will be the greater of the Accumulation Value or the premium payments made. The death benefit may be paid in a lump sum or under an Annuity Income Option. Page 21.

If the Owner dies prior to the Annuity Date, the Owner's entire interest in the Policy must generally be distributed to the Owner's Designated Beneficiary within five years after the date of death. Under special rules, if the Owner's interest is payable to the surviving spouse of the Owner, the Policy may be continued with the surviving spouse treated as the Owner. Page 21.

FREE LOOK PERIOD

You may cancel the Policy within 10 days after you receive it (except in some states which may require a longer period). To cancel, you must return the Policy. When the Policy is received by Ameritas, you will be reimbursed all premiums paid or the premiums adjusted by investment gains or losses, whichever is more. Page 15.
                                                                      NLVA     5

                                   FEE TABLE

The following illustrates the expenses you will bear as Owner, excluding possible state premium taxes. For a complete discussion of expenses, see
"Charges and Deductions" and the Funds' prospectuses.

OWNER TRANSACTION EXPENSES
       Sales Load Imposed...............................................................None
       Surrender Charge.................................................................None
       Withdrawal Charge................................................................None
       Transfer Fee (after 15 free transfers per Policy year)...........................$10

ANNUAL POLICY FEE (maximum of $40, currently $25).......................................$25

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)
       Mortality and Expense Risk Fees (M&E). . . . . . . . . . . . . . . . . 0.75% current
                                                                              0.95% guaranteed


FUND MANAGEMENT FEES

Fee information relating to the underlying Funds was provided to Ameritas by the underlying Funds. Ameritas has not independently verified the information received from the underlying Funds.

BERGER IPT ANNUAL EXPENSES

                                    INVESTMENT ADVISORY
PORTFOLIO                             & MANAGEMENT           OTHER EXPENSES                  TOTAL
                                                      (REFLECT REIMBURSEMENT)    (REFLECT REIMBURSEMENT)
100 Fund                                    .00%(1)             1.00%                     1.00%(1)
Small Company Growth                        .00%(2)             1.15%                     1.15%(2)

(1) Expenses reflect fee waiver and expense reimbursement. Absent such waiver and reimbursement, the Investment Advisory Fee would have been 0.75%: and "Total" Expenses would have been 9.18%.

(2) Expenses reflect fee waiver and expense reimbursement. Absent such waiver and reimbursement, the Investment Advisory Fee would have been 0.90%: and "Total" Expenses would have been 5.81%.



NEUBERGER & BERMAN AMT ANNUAL EXPENSES (3)

                       INVESTMENT MANAGEMENT
PORTFOLIO              & ADMINISTRATION FEES       OTHER EXPENSES               TOTAL
                                                                  (MAY REFLECT REIMBURSEMENT)
Liquid Asset   (4)              .53%                   .47%                      1.00%
Limited Maturity                .65%                   .12%                       .77%
Growth                          .83%                   .07%                       .90%
Partners                        .80%                   .06%                       .86%
Balanced                        .85%                   .19%                      1.04%

(3) 12/31/97 fiscal year end.

(4)  Expenses   reflect  expense   reimbursement.  (See  following). Absent such
reimbursement, the total annual expenses would have been 1.12%.

6     NLVA

STRONG ANNUAL EXPENSES

                               INVESTMENT ADVISORY
PORTFOLIO                        & MANAGEMENT             OTHER EXPENSES               TOTAL

Growth Fund II                       1.00%                      .20%                    1.20%
International Stock Fund II          1.00%                      .51%                    1.51%
Opportunity Fund II                  1.00%                      .15%                    1.15%

Berger Associates provides investment advisory services to the Berger IPT Funds available in the Separate Account. Berger Associates has voluntarily agreed to waive its advisory fee and has voluntarily reimbursed the Funds for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of Berger IPT-100 Fund exceed 1.00%, and the normal operating expenses in any fiscal year of the Berger IPT-Small Company Growth Fund exceed 1.15%, of the respective Fund's average daily net assets.

Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

Neuberger & Berman Management Inc., ("NBMI") provides investment management services to each Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel to the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

Each Portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the Portfolio and as distributor of its shares. Each Series bears all expenses of its operations other than those borne by NBMI as investment manager of the Series. These expenses include, but are not limited to, for the Portfolios and the Series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the Portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Series, custodial fees for securities. Any expenses which are not directly attributable to a specific Series are allocated on the basis of the net assets of the respective Series.

NBMI has voluntarily undertaken to limit the above listed Portfolio's expenses by reimbursing each Portfolio for its operating expenses and its pro rata share of its corresponding Series' operating expenses, excluding the compensation of NBMI (with respect to all Portfolios but the Liquid Asset Portfolio), taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% per annum of the Portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the Portfolio.

The effect of any expense limitation by NBMI is to reduce operating expenses of a Portfolio and its corresponding Series and thereby increase total return.

Strong Capital Management, Inc. is the investment advisor for the Strong Funds. From time to time, Strong Capital Management, Inc., may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for the Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the

                                                                      NLVA     7
overall expense ratio of the Fund and increasing the Fund's return to investors at the time such amounts were waived and/or absorbed.

EXAMPLE: The following example illustrates expenses you would incur at the end of a one, three, five or ten-year period on a hypothetical $1,000 allocation to each Portfolio assuming a 5% annual return. The example reflects expenses of the Separate Account and the Portfolio, but does not reflect premium taxes which may apply. The information presented applies whether or not the Policy is (1) surrendered; (2) annuitized; or (3) not surrendered or annuitized.

                                       1 Year          3 Years          5 Years        10 Years

BERGER IPT
100 Fund                                 $18              $57            $  97            $211
Small Company Growth                     $20              $61             $105            $226

NEUBERGER & BERMAN AMT

Liquid Asset                             $18              $57              $97            $211
Limited Maturity                         $16              $50              $86            $186
Growth                                   $17              $54              $92            $200
Partners                                 $17              $52              $90            $196
Balanced                                 $19              $58              $99            $215

STRONG

Growth Fund II                           $20              $63             $108            $232
International Stock Fund II              $23              $72             $123            $263
Opportunity II                           $20              $61             $105            $226

The examples assume an average $30,000 annuity investment. These examples should not be considered a representation of past or future expenses, performance or return. Actual expenses and/or returns may be greater or less than those shown.

                         CONDENSED FINANCIAL INFORMATION

The financial statements for Ameritas and Separate Account LLVA (as well as auditors' reports thereon) are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Following are the accumulation unit values for the Subaccounts as of January 22, 1997, when contracts offered by this prospectus were first sold, and December 31, 1997. The number of outstanding accumulation units in each Subaccount as of January 22, 1997, and December 31, 1997, is also shown.

8     NLVA

                                 ACCUMULATION UNIT                     NUMBER OF UNITS
                                 -----------------                     ---------------
                                    VALUE AS OF:                      OUTSTANDING AS OF:
                                    ------------                      ------------------

                        January 22, 1997  December 31,1997   January 22, 1997   December 31, 1997
                        ----------------  ----------------   ----------------   -----------------

BERGER IPT

100 Fund                      10.97           11.748                0               12,757
Small Company Growth          10.38           11.979                0                5,387

NEUBERGER & BERMAN AMT

Liquid Asset                   1.00            1.037                0              289,768
Limited Maturity              14.08           14.899                0               33,642
Growth                        27.51           30.355                0                2,405
Partners                      17.31           20.480                0               28,567
Balanced                      16.57           18.892                0               11,464

STRONG

Growth Fund II                10.69           12.888                0                1,460
International Stock Fund II   11.52            9.646                0                6,593
Opportunity Fund II           19.62           23.979                0                1,876

                                PERFORMANCE DATA

Separate Account LLVA may advertise certain information regarding the performance of the Subaccounts. Performance data may be advertised as average annual total return and/or cumulative total return. The Liquid Asset Subaccount may advertise yield and/or effective yield. The yield figures are based on historical earnings and are not intended to indicate future performance. Other Subaccounts may advertise current yield. Details on how performance measures are calculated for the Subaccounts are found in the Statement of Additional Information. Performance advertising will reflect the mortality and expense risk charge and the annual policy fee.

                                   YEAR 2000

Like other insurance companies and their separate accounts. Ameritas and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. Ameritas has taken steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurance that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on ALIC and the Separate Account.

                  AMERITAS, THE SEPARATE ACCOUNT AND THE FUNDS

AMERITAS LIFE INSURANCE CORP.

Ameritas Life Insurance Corp. ("Ameritas") is a stock life insurance company domiciled in Nebraska since 1887. Ameritas and its subsidiaries are currently licensed to sell life insurance and annuities in 50 states and the District of Columbia. The Home Office of Ameritas is at 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501.

Effective January 1, 1998, Ameritas converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraska Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policyowners of the mutual company.

Ameritas and subsidiaries had total assets at December 31, 1997 of over $3.4 billion. Ameritas enjoys a long standing A+ ("Superior") rating from A.M. Best, an independent firm that analyzes insurance carriers. Ameritas also has been rated A ("Excellent") by Weiss Research, Inc., and an AA ("Excellent") rating from Standard & Poor's for claims-paying ability.

Ameritas Investment Corp., the principal underwriter of the Policies, may publish in advertisements and reports to Policyowners, the ratings and other information assigned to Ameritas by one or more independent rating services and charts and other information concerning dollar cost averaging,

                                                                      NLVA     9
portfolio rebalancing, earnings sweep, tax-deference, diversification, asset allocation, long-term market trends, index performance, and other investment programs and methods. Ameritas may also publish information about Veritas, Ameritas' wholly owned, direct-to-the-consumer subsidiary, and may advertise the no load nature of this Policy. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Ameritas. The ratings do not relate to the performance of the Separate Account.

THE SEPARATE ACCOUNT

Ameritas Life Insurance Corp. Separate Account LLVA ("Separate Account") was established under Nebraska law on October 26, 1995 to receive and invest premiums paid under the Policy. Assets of the Separate Account are held separately from all other assets of Ameritas and are not chargeable with liabilities from any other business Ameritas may conduct. Income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of Ameritas.

The Separate Account purchases and redeems shares from the Portfolios at the net asset value. Shares are redeemed for Ameritas to pay withdrawals and surrenders, collect charges, and transfer assets from one Portfolio to another, or to the Fixed Account, as requested by the Owner. Any dividend or capital gain distribution is automatically reinvested in the corresponding Subaccount.

All obligations arising under the Policies are liabilities of Ameritas. Ameritas will always keep assets in the Separate Account of a total market value at least equal to the reserve and other contract liabilities of the Separate Account. To the extent that assets in the Separate Account exceed Ameritas' liabilities in the Separate Account, Ameritas may withdraw excess assets to cover general account obligations.

The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Such registration does not signify that the SEC supervises the management, investment practices or policies of the Separate Account.

THE FUNDS

The Funds currently available are: Berger IPT, Neuberger & Berman AMT, and Strong. Each Fund is registered with the SEC under the 1940 Act as an open-ended diversified management investment company or a series thereof. There are currently ten Subaccounts within the Separate Account, each investing only in a corresponding Portfolio of the Funds. Two Portfolios of Berger IPT, five Portfolios of Neuberger & Berman AMT, and three Portfolios of Strong are offered for investment in the Policy.

The assets of each Portfolio of the Funds are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment, and the income or losses of one Portfolio generally do not affect the investment of any other Portfolio.

The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any Portfolio will achieve stated objectives. More detailed information, including a description of investment risks, investment advisory services, total expenses and charges is in the prospectuses of the Funds, which accompany this Prospectus. These prospectuses should be read in conjunction with this Prospectus and retained. All underlying Fund information, including Fund prospectuses, has been provided to Ameritas by the Funds. Ameritas has not independently verified this information.

You should periodically reconsider your allocation among the Portfolios in light of current market conditions and the investment risks attendant to investing in the Portfolios.

10     NLVA

Berger IPT, Neuberger & Berman AMT, and Strong may be made available for variable annuity or variable life insurance contracts of various insurance companies. Though unlikely, there is a possibility that a material conflict could arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing separate accounts from the Funds, to resolve the matter. See the prospectuses of the Funds for more information.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

There is no assurance that a Portfolio will achieve its stated objective.

BERGER IPT

100 FUND seeks long-term capital appreciation. Current income is not an investment objective. The Fund places primary emphasis on established companies which it believes to have favorable growth prospects, regardless of the company's size. Common stock usually constitutes all or most of the Fund's investment portfolio, but the Fund remains free to invest in securities other than common stocks.

SMALL COMPANY GROWTH FUND seeks capital appreciation. It invests principally in a diversified group of equity securities of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.

NEUBERGER & BERMAN AMT

LIQUID  ASSET  seeks the  highest  current  income  consistent  with  safety and
liquidity.   Principal  series   investments  are   high-quality   Money  Market
instruments of government and non-government issuers.

LIMITED MATURITY BOND seeks the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Principal series investments are short-to-intermediate term debt securities, primarily investment grade.

GROWTH seeks capital appreciation, without regard to income. Principal series investments are common stocks.

PARTNERS seeks capital growth. Principal series investments are common stocks and other equity securities of established companies.

BALANCED seeks long-term capital growth and reasonable current income without undue risk to principal. Principal series investments are common stocks and short-to-intermediate term debt securities, primarily investment grade.

STRONG

GROWTH FUND II seeks capital growth. It invests primarily in equity securities that its advisor believes have above-average growth prospects.

INTERNATIONAL STOCK FUND II seeks capital growth. It invests primarily in the equity securities of issuers located outside the United States.

OPPORTUNITY FUND II seeks capital growth. It invests primarily in equity securities and currently emphasizes investments in medium-sized companies that its advisor believes are under-researched and attractively valued.

                                                                     NLVA     11

                                THE FIXED ACCOUNT

You may allocate all or a portion of your Premium Payments and make transfers to the Fixed Account. Amounts in the Fixed Account earn a fixed rate of interest guaranteed by Ameritas never to be less than 3.0%.

Amounts allocated to the Fixed Account receive an interest rate declared effective for the month of issue. The declared interest rate is guaranteed for the remainder of the Policy Year. During subsequent Policy Years, all amounts in the Fixed Account will earn the interest rate that was declared in the month of the last Policy anniversary. Declared interest rates may be lower or higher than the previous period.

Amounts allocated to the Fixed Account or transferred from the Separate Account to the Fixed Account are placed in the General Account of Ameritas, which supports insurance and annuity obligations. The General Account includes all of Ameritas' assets, except those assets segregated in the separate accounts. Ameritas has the sole discretion to invest the assets of the General Account, subject to applicable law. Ameritas bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Owner bears the investment risk that the declared interest rate described above may fall to a lower rate after the expiration of a declared rate period.

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made.

                                 POLICY FEATURES

The Policy is a variable annuity contract issued by Ameritas. The rights and benefits of the Policy are described below and in the Policy. The Policy controls the rights and benefits you have. Ameritas reserves the right to make any modification to conform the Policy to, or to give you the benefit of, any changes in the law. If necessary, Ameritas will provide notice of such modifications to, and receive approval from, the SEC and/or state insurance authorities. You will be notified of any material modifications to the Policy.

CONTROL OF THE POLICY

The Owner is the person or entity named as such in the application or in subsequent written changes shown in Ameritas records. While living, the Owner has the sole right to receive all benefits and exercise all rights granted by the Policy or Ameritas. The Owner may name both primary and contingent beneficiaries. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Owner, if living; otherwise to any successor-owner or Owners, if living; otherwise to the estate of the last Owner to die.

POLICY PURCHASE AND PREMIUM PAYMENT

Individuals wishing to purchase a Policy should send a complete application and an initial premium to Ameritas' Home Office (5900 "O" Street, P.O. Box 81889, Lincoln, NE 68501). Your initial premium must be equal to or greater than the minimum $2,000 requirement. The named Annuitant must be 85 years of age or less. Acceptance is subject to Ameritas' underwriting rules and complete application. Ameritas reserves the right to reject any application.

12     NLVA

If the application and initial Premium Payment can be accepted in the form received, the initial premium will be applied to purchase the Policy within two business days from the date the premium was received. The date the initial premium is applied to purchase the Policy is the Effective Date.

If an incomplete application is received, we will request the necessary information to complete the application. If after five business days from receipt of the initial premium, the application remains incomplete, we will return the initial premium unless we obtain your permission to retain the premium pending completion of the application. Once the application is complete and we have received the initial premium, the premium will be applied within two business days.

Additional Premium Payments may be made at any time prior to the Annuity Date, as long as the Annuitant is living. Additional payments must be made for at least $250, however, smaller amounts may be accepted if made by automatic bank draft or at Ameritas' discretion. Any additional premium is credited to the Accumulation Value as of the date of receipt or the next Valuation Date if received on a day when the NYSE is not open for trading.

Total premiums may not exceed $1,000,000 for either a single Policy or for multiple Ameritas annuity Policies having the same Annuitant without prior approval from Ameritas.

ALLOCATION OF PREMIUM

You may allocate premium to one or more of the Portfolios and to the Fixed Account. Allocated portions must be a whole number percentage. The allocations must total 100%.

On the Issue Date, the policy's Accumulation Value will be based on the Liquid Asset Portfolio value as if the Policy had been issued and the initial Net Premium invested within two Valuation Dates of receipt by Ameritas of the application and initial premium ("the two day date"). On the Effective Date, the Accumulation Value is allocated to the Liquid Asset Portfolio, unless, where available, the Owner has allocated 100% to the Fixed Account. Thirteen days after the Issue Date, the Accumulation Value of the Policy will be allocated among the Portfolios, or to the Fixed Account as selected by the Owner in the application.

Where allowed, if the Owner has allocated 100% to the Fixed Account, the Accumulation Value of the Policy is allocated to the Fixed Account on the Effective Date. In this instance, no further allocation will occur.

The Owner bears the entire investment risk for the portion of the Accumulation Value allocated to the Portfolios. This will affect the Policy's Accumulation Value, which on the Annuity Date affects the level of annuity payments payable. You should periodically review your allocation in light of market conditions and your financial objectives.

ACCUMULATION VALUE

On the Effective Date, the Accumulation Value of the Policy is equal to the initial premium received, less any applicable premium taxes, plus any interest credited based on the Liquid Asset Portfolio value as of the Policy Date. Thereafter, the Accumulation Value is determined on each Valuation Date by multiplying the number of Accumulation Units of each Subaccount by the current Accumulation Unit Price for that Subaccount and by adding each together with the amount in the Fixed Account. The number of Accumulation Units credited to the Policy is decreased by any annual policy fee, any withdrawals, and, upon annuitization, any applicable premium taxes.

When a portion of the Accumulation Value is allocated to a Portfolio, a certain number of Accumulation Units are credited to your Policy. The number of Accumulation Units is determined by dividing the dollar amount allocated to the Portfolio by the Accumulation Unit Price for that Portfolio as of the end of the Valuation Period in which the allocation is made.
                                                                     NLVA     13

The Accumulation Units of each Portfolio are valued separately. The Accumulation Unit Price may vary each Valuation Period according to the net investment performance of the Portfolio, the daily charges under the Policy, and, any applicable tax charges.

Therefore, the Accumulation Value of your Policy will vary from Valuation Period to Valuation Period, reflecting the investment experience of the selected Portfolios of the Funds, the interest earned in the Fixed Account, additional Premium Payments, withdrawals and the deduction of any charges.

TRANSFERS AMONG PORTFOLIOS AND THE FIXED ACCOUNT

You may make transfers among the Portfolios and/or the Fixed Account 15 times each Policy Year without charge. A transfer charge of $10 may be imposed for each additional transfer. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. Each transfer must be at least $250, or the balance of the Portfolio, if less. You may make unlimited transfers from the Portfolios to the Fixed Account. You may also transfer from the Fixed Account amounts up to the greater of: 25% of the Accumulation Value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 to the various Portfolios during the 30 day period following the Policy anniversary date. This provision is not available while dollar cost averaging from the Fixed Account. The minimum amount that may remain in a Portfolio or the Fixed Account after a transfer is $100.

You may initiate transactions by telephone. Ameritas will employ reasonable procedures to confirm that telephone instructions are genuine. Ameritas procedures for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the policy number at the time of giving transfer instructions; tape recording of all telephone transfer instructions; and the provision, by Ameritas, of written confirmation of the telephone transactions. Ameritas will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at the Home Office.

Transfers may be subject to additional limitations by the Funds.

SYSTEMATIC PROGRAMS

Ameritas may offer systematic programs as discussed below. Transfers of Accumulation Value made within programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, may apply.

PORTFOLIO REBALANCING. Portfolio rebalancing is a method to maintain your original allocation proportions among Portfolios. Under this program, the Owner can instruct Ameritas to reallocate Accumulation Value among the Portfolios, on a systematic basis, in accordance with allocation instructions specified by the Owner. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Owner can instruct Ameritas to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from the Fixed Account or the Liquid Asset Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNINGS SWEEP.  Permits systematic redistribution of earnings among Portfolios.

The Owner can request participation in the available systematic programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by

14     NLVA
sending written notice or calling the Home Office. Other scheduled programs may be made available. Ameritas reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

WITHDRAWALS AND SURRENDERS

Any time prior to the Annuity Date and while the Annuitant is still living, you may make withdrawals or surrender the Policy to receive part or all of the Accumulation Value. No withdrawal or surrender may be made after the Annuity Date except as permitted under a particular Annuity Income Option.

The amount available for withdrawal is the Accumulation Value at the end of the Valuation Period during which the written request for withdrawal is received, less any applicable premium taxes and in the case of a surrender, also less the annual policy fee that would be due on the last Valuation Date of the Policy Year.

In the absence of specific direction from the Owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. The minimum withdrawal amount is $250. Any withdrawal request that would reduce the Accumulation Value to less than $1,000 will be considered a request for policy surrender.

Since the Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal under the Policy (taking into account any prior withdrawals) may be more or less than the total Premium Payments made. The surrender value may be paid in a lump sum to the Owner, or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options".)

Your proceeds will be paid within seven days of receipt of written request for withdrawal or surrender, on a form approved by Ameritas, subject to postponement in certain circumstances. (See "Deferment of Payment".) Payments under the Policy of any amounts derived from a premium paid by check may be delayed until the check has cleared the payor's bank.

If, at the time the Owner makes a withdrawal request, he or she has not provided Ameritas with a written election not to have federal income taxes withheld, Ameritas must by law withhold such taxes from the taxable portion of the withdrawal and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters.")

SYSTEMATIC WITHDRAWALS. A systematic withdrawal option is available. Automatic withdrawals may be taken on a monthly, quarterly, semi-annual or annual mode.

FREE LOOK PRIVILEGE

A free look period is given to examine a Policy and return it for a refund. The Owner may cancel the Policy within 10 days after receipt of the Policy, unless state law requires a longer period of time. The refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains or losses. To cancel the Policy, the Owner should return it to the selling agent, or to Ameritas at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the Owner's bank.

                             CHARGES AND DEDUCTIONS

There is no sales load, no withdrawal charge, and no surrender charge.

Charges will be deducted periodically from the Accumulation Value of the Policy to compensate Ameritas for, among other things: (1) issuing and administering the Policy; and (2) assuming certain
                                                                     NLVA     15
risks in connection with the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the Premium Payments before they are allocated to the Separate Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a Premium Payment. In that case Ameritas will deduct the premium tax due when the premiums are received.

ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. An annual policy fee of up to $40.00 (currently $25.00) is deducted from the Accumulation Value on the last Valuation Date of each Policy Year or upon a surrender. This charge reimburses Ameritas for the administrative costs of maintaining the Policy on Ameritas' system and the cost of reporting to Owners.

Ameritas does not expect to make a profit on the charges for the annual policy fee.

TRANSFER  CHARGE.   Transfer  charges  may  be  levied.  (See  "Transfers  Among
Portfolios and the Fixed Account.")

MORTALITY AND EXPENSE RISK CHARGE

Ameritas imposes a charge as compensation for bearing certain mortality and expense (M&E) risks under the Policies. The charge is assessed daily and is equal to an annual rate of .75% of the value of the average daily net assets of the Separate Account. Ameritas guarantees that this charge will never exceed
 .95%. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No M&E charge is imposed on the Fixed Account.

The mortality risk borne by Ameritas, assuming the selection of one of the forms of life annuities, is to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse affect on the monthly annuity payments the Annuitant will receive. It therefore relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

In addition, Ameritas bears a mortality risk under the Policies, regardless of the Annuity Income Option selected, in that it guarantees the purchase rates for the Annuity Income Options available under the Policy and it guarantees that the death benefit payable upon death of the Annuitant prior to the Annuity Date will be the greater of the Accumulation Value or the Premium Payments made.

The expense risk undertaken by Ameritas, with respect to the Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by Ameritas for providing administration services.

If the annual policy fee is insufficient to cover the administration expenses, the deficiency will be met from Ameritas' General Account funds, including the amount derived from the charge levied for mortality and expense risks.

TAX CHARGES

The Owner will pay premium taxes that currently range from 0% to 3.5% of the premium paid, where such taxes are imposed by the state law of the Owner's residence. States impose premium taxes either upon receipt, by the company, of a premium payment, or upon annuitization or

16     NLVA
withdrawals. Ameritas will charge and deduct premium taxes as required by state law and in accordance with any applicable company election. Applicable premium tax rates are subject to change. The Owner will be notified of any applicable premium taxes. You are responsible for informing Ameritas in writing of changes of residence.

Under present laws, Ameritas will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, Ameritas does not currently make a charge for these other taxes. If they increase, however, Ameritas may charge for such taxes. Such charges would be deducted from the Accumulation Value.

Ameritas does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. Based upon these expectations, no charge is being made currently to the Separate Account for corporate federal income taxes which may be attributable to the Separate Account. Ameritas will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by Ameritas. This might become necessary if the tax treatment of Ameritas is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in Ameritas' tax status. In the event that Ameritas should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the Accumulation Unit Price would be correspondingly adjusted. See "Federal Tax Matters".

FUND INVESTMENT ADVISORY FEES AND EXPENSES

The value of the assets in the Separate Account will reflect investment advisory fees and other expenses incurred by the Funds. Fund expenses are found in the Funds' prospectuses, and Statements of Additional Information, and the Fee Table of this prospectus.

                                 ANNUITY PERIOD

ANNUITY DATE

The Annuity Date is the date that Annuity Payments are scheduled to begin, unless the Policy has been surrendered or the Annuitant is deceased and an amount has been paid as proceeds prior to that date. The Annuity Date will be the later of the fifth Policy anniversary date or the Policy anniversary which is nearest the Annuitant's 85th birthday.

However, the Owner may specify an Annuity Date at the time of purchase which may be extended up to the Policy anniversary nearest the Annuitant's 95th birthday. The 29th, 30th, or 31st day of any month may not be selected as the Annuity Date.

An Annuity Date may only be changed by written request during the Annuitant's lifetime. Written request to change the Annuity Date must be received at the Ameritas Home Office at least 30 days before the currently scheduled Annuity Date. The Annuity Date and Annuity Income Options available for Qualified contracts may also be controlled by endorsements, the plan, or applicable law.

ANNUITY INCOME OPTIONS

If the Annuitant is living on the Annuity Date and the Policy is in force, Annuity Payments will be made to the Annuitant according to the terms of the Policy and the Annuity Income Option selected.
                                                                     NLVA     17

The amounts of any Annuity Payments payable will be based on the Accumulation Value as of the Annuity Date less any premium taxes, if applicable. Thereafter, the monthly Annuity Payment will not change, except in the event the Interest Payment Option is elected, in which case the payment will vary based on the rate of interest determined by Ameritas. All or part of the Accumulation Value may be placed under one or more Annuity Income Options. If annuity payments are to be paid under more than one option, Ameritas must be told what part of the Accumulation Value is to be paid under each option.

The Annuity Income Options are shown below. Election of an Annuity Income Option must be made by written request to Ameritas at least thirty (30) days in advance of the Annuity Date. If no election is made, payments will be made as a Life Annuity as shown below. Subject to Ameritas' approval, the Owner (or after the Annuitant's death, the Annuitant's Beneficiary) may select any other Annuity Income Option Ameritas then offers. Annuity Income Options are not available to:
(1) an assignee; or (2) any other than a natural person except with Ameritas' consent.

If an Annuity Income Option selected does not generate monthly payments of at least $100, Ameritas reserves the right to pay the Accumulation Value as a lump sum payment or to change the frequency. If an Annuity Income Option is chosen which depends on the continuation of life of the Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Income Options involving life income, the actual age of the Annuitant or joint Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment may be greater. For Annuity Income Options that do not involve life income, the length of the payment period may affect the amount of each payment: the shorter the period, the greater the amount of each Annuity Payment.

The following Annuity Income Options are currently available:

INTEREST PAYMENT. Ameritas will hold any amount applied under this option and pay or credit interest on the unpaid balance each month at a rate determined by Ameritas.

DESIGNATED AMOUNT ANNUITY. Monthly annuity payments will be for a fixed amount. Payments continue until the amount Ameritas holds runs out.

DESIGNATED PERIOD ANNUITY. Monthly annuity payments are paid for a period certain, as the Owner elects, up to 20 years.

LIFE ANNUITY. Monthly annuity payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter on the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

The rate of interest payable under the Interest Payment, Designated Amount Annuity or Designated Period Annuity Options will be guaranteed to be no less than 3% compounded yearly. Payments under the Life Annuity and Joint and Last Survivor Annuity Options will be based on the 1983 Table "a" Individual Annuity Table, projected for seventeen years, at 3 1/2% interest. Ameritas may, at any time of election of an Annuity Income Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, Ameritas allows the beneficiary to transfer amounts applied under the Interest Payment, Designated Amount Annuity, and Designated Period Annuity Options to either the Life Annuity or Joint and
Last Survivor Annuity Option after the Annuity Date. However, there is no guarantee that Ameritas will continue this practice which can be changed at any time at Ameritas' discretion.

18     NLVA

                               FEDERAL TAX MATTERS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. It is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. You should consult a competent tax adviser before purchasing a policy. This discussion is based upon Ameritas' understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Tax Charges".)

TAXATION OF ANNUITIES IN GENERAL

NONQUALIFIED POLICIES. Section 72 of the Internal Revenue Code (the Code) governs taxation of annuities. In general, the Owner is not taxed on increases in the value of a Policy until some form of distribution is made under the Policy. The exception to this rule is the treatment afforded to Owners that are not natural persons. Generally, an Owner that is not a natural person must include in income any increase in excess of the Owner's cash value over the Owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution. A transfer of ownership of the Policy without full and adequate consideration will also be treated as a distribution under the Internal Revenue Code, unless the transfer falls within an exception for transfers between spouses. Generally, in the case of a withdrawal under a Nonqualified Policy, amounts received which are allocable to "investment in the policy" made after August 13, 1982 are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable. If a withdrawal is allocable to "investment in the policy" made prior to August 14, 1982, it is taxed under the "cost recovery rule" so that withdrawals are treated as a recovery of "investment in the policy" until such investment has been fully recovered. Thereafter, withdrawals are fully taxable as ordinary income. Where a policy contains "investment in the policy" both before and after the above referenced dates, special ordering rules apply.

Although the tax consequences may vary depending on the Annuity Income Option elected under the Policy, in general, only the portion of the Annuity Payment that represents the amount by which the Accumulation Value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the Annuity Payment for the term of the payment; however, the remainder of each Annuity Payment is taxable. Any distribution received subsequent to the investment in the Policy being recovered will be fully taxable.

In the case of a distribution from a Nonqualified Policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner is actual age 59 1/2, (2) made as a result of death or disability of the Owner, (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules, or (4) which are allocable to "investment in the policy" made prior to August 14, 1982.
                                                                    NLVA     19

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income (reduced by any amounts previously received under the policy which were excluded from gross income), and may be zero. In general, for allowed withdrawals from qualified policies other than Roth IRAs, a ratable portion of the amount received is taxable, based on the ratio of the investment in the Policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the Policy. The taxable portion of annuity payments with annuity starting dates on or before November 18, 1996 is generally determined under rules similar to those applicable to annuity distributions from Nonqualified Policies. However, for annuity payments with annuity starting dates after November 18, 1996, annuitants must use a simplified method for determining the tax-free portion of annuity payments by dividing "investments in the policy" by the number of annuity payments set by tables in the Internal Revenue Code based on the age of the primary annuitant. This method does not apply if the annuitant is over age 75 and there are 5 or more years of guaranteed payments. Also, for annuity payments based on the lives of more than one individual and that have annuity starting dates after December 31, 1997, annuitants must use the simplified method based on the combined ages of both individuals when calculating the excludable portion of annuities based on the separate tables set forth in the Code for that purpose. In the case of an annuity that does not depend in whole or in part on the life expectancy of one or more individuals, the expected number of payments is the number of monthly annuity payments under the policy. Special favorable tax treatment may be available for certain distributions (including lump sum distributions from plans other than IRAs made in tax years beginning before January 1, 2000). Adverse tax consequences may result from excess contributions, distributions made prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in certain other circumstances.

Roth IRA contributions are not deductible and may be limited depending on your adjusted gross income. Withdrawals of earnings from Roth IRAs may be tax free if certain requirements are met. If earnings withdrawals do not meet those requirements, they will be considered to be made first from contributions and then from earnings. The earnings will be subject to income tax and an additional 10% penalty tax (or 20% under legislation pending before Congress) may apply. Conversions from existing IRAs to Roth IRAs are permitted if certain requirements are met, however, converted amounts not previously taxed will be subject to income tax in the year of conversion (for 1998 only, the conversion amount will be taxed on a pro rata basis over 4 years, beginning in 1998). Legislation pending before Congress may significantly impact the tax treatment of contributions to, conversions to, and distributions from Roth IRAs.

Distributions from qualified plans are subject to specific tax withholding rules. "Eligible rollover distributions" from a qualified plan (other than IRAs of any type and Section 457 plans) are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by Ameritas to an eligible retirement plan (another plan of the same type or a rollover IRA) in a direct rollover. If the distribution is not an "eligible rollover distribution," it is generally subject to the same withholding rules as distributions from Nonqualified Policies. However, Section 457 nonqualified deferred compensation plan distributions are generally subject to withholding as wages and are not eligible for rollover to an IRA .

                               GENERAL PROVISIONS

ANNUITANT'S BENEFICIARY

The Annuitant's Beneficiary(ies) receives the death benefit proceeds upon death of the Annuitant. The Owner may name both primary and contingent Annuitant's Beneficiaries. The Annuitant's

20     NLVA

Beneficiary(ies) is named in the application or as subsequently changed and recorded in Ameritas' records.

Multiple beneficiaries may be named; however, unless otherwise indicated, payments are made equally to those primary beneficiaries who are alive upon the death of the Annuitant. Contingent beneficiaries are only eligible if no primary beneficiary is alive at the time proceeds are payable. If none survive, the final beneficiary will be the Owner or the Owner's estate.

The Owner may change the Annuitant's Beneficiary by written request on a Change of Beneficiary form at any time during the Annuitant's lifetime. Ameritas, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. Ameritas will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Annuitant's Beneficiary. The death benefit is payable upon receipt of Satisfactory Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Ameritas guarantees the Death Benefit will equal the greater of the Accumulation Value or total premiums paid less withdrawals, on the date Satisfactory Proof of Death is received by Ameritas at its Home Office. The death benefit is payable as a lump sum or under one of the Annuity Income Options.

The Owner may elect an Annuity Income Option for the Annuitant's Beneficiary, or if no such election was made by the Owner and a cash benefit has not been paid, the Annuitant's Beneficiary may make this election after the Annuitant's Death.

Since Satisfactory Proof of Death includes a "Claimant's Statement", which specifies how the beneficiary wishes to receive the benefit (unless the Owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Separate Account until that information is supplied to Ameritas. Upon receipt of this proof, the death benefit will be paid to the Annuitant's Beneficiary within seven days, or as soon thereafter as Ameritas has sufficient information about the Annuitant's Beneficiary to make the payment. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the Annuitant's Beneficiary must elect to receive the benefits under an Annuity Option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code.

DEATH OF OWNER

If the Owner dies on or after the Annuity Date, annuity benefits continue to be paid to the Annuitant under the Annuity Income Option in effect on the Owner's date of death.

If the Owner dies before the Annuity Date and before the entire interest in the Policy is distributed, the Accumulation Value of the Policy must be distributed to the Owner's Designated Beneficiary so that the Policy qualifies as an annuity under the Internal Revenue Code. The entire interest must be distributed within five years of the Owner's death. However, a distribution period exceeding five years will be allowed if the Owner's Designated Beneficiary purchases an immediate annuity under which payments will begin within one year of the Owner's death and will be paid out over the lifetime of the Owner's Designated Beneficiary or over a period not extending beyond his or her life expectancy.

                                                                     NLVA     21

If the Owner's interest is payable to (or for the benefit of) the surviving spouse of the Owner, the Policy may be continued with the surviving spouse treated as the Owner for purposes of applying the rules described above.

Finally, in situations where the Owner is not an individual, these distribution rules are applicable upon the death or change of the Annuitant.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Ameritas reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and or state insurance authorities, to make additional Portfolios available to you. We may also eliminate, combine or substitute Subaccounts if, in our judgment, marketing needs, tax considerations, or investment conditions warrant. This may happen due to a change in law or a change in a Portfolio's investment objectives or restrictions, or for some other reason. Ameritas may operate the Separate Account as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Ameritas separate accounts. Ameritas may also transfer the assets of the Separate Account to another separate account.

If any of these substitutions or changes are made, Ameritas may by appropriate endorsement change the policy to reflect the substitution or change. In addition, Ameritas may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account.

You will be notified of any material change in the investment policy of any Portfolio in which you have an interest.

DEFERMENT OF PAYMENT

Payment of any withdrawal, surrender or lump sum death benefit due from the Separate Account will occur within seven days from the date the amount becomes payable, except that Ameritas may be permitted to defer such payment if:

a) the New York Stock Exchange is closed other than customary weekends or holidays or trading on the New York Stock Exchange is otherwise restricted; or

b)   the SEC permits the delay for the protection of Owners; or

c)   an emergency exists as determined by the SEC.

In addition, surrenders or withdrawals from the Fixed Account may be deferred by Ameritas for up to 6 months from the date of written request.

OWNER INQUIRIES

Inquiries should be addressed to Ameritas Life Insurance Corp., 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501 or made by calling 1-800-255-9678. All inquiries should include the Policy number and the Owner's name.

CONTESTABILITY

Ameritas cannot contest the validity of this Policy after the Policy Date, subject to the "Misstatement of Age or Sex" provision.

22     NLVA

MISSTATEMENT OF AGE OR SEX

Ameritas may require proof of age and sex before making annuity payments. If the age or sex of the Annuitant has been misstated, we will adjust the benefits and amounts payable under this Policy.

If  Ameritas  made  any  overpayments,  interest  at the  rate  of 6%  per  year
compounded  yearly  will  be  charged  against  future  payments.   If  we  made
underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.

REPORTS AND RECORDS

Ameritas will maintain all records relating to the Separate Account and will mail the Owner, at the last known address of record, within 30 days after each Policy anniversary, an annual report which shows the current Accumulation Value as allocated among the Subaccounts or the Fixed Account, and charges made during the Policy Year. Quarterly reports are also currently provided but except for the annual report, Ameritas reserves the right to charge a report fee for each requested report. The Owner will also be sent confirmations of transactions, such as purchase payments, transfers and withdrawals under the Policy. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to Ameritas immediately to assure proper crediting to the Policy. Ameritas will assume all transactions are accurately reported on quarterly statements unless Ameritas is otherwise notified within 30 days after receipt of the statement. A periodic report for the Fund and a list of the securities held in each Portfolio of the Fund and any other information required by the 1940 Act will also be provided.

                          DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of AMAL Corporation, and an affiliate of Ameritas, will act as the principal underwriter of the Policies. AIC was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered according to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. There is no premium load to cover sales and distribution expenses. All compensation or expense reimbursement received by AIC for serving as the principal underwriter of the Policies will be paid by Ameritas from its other assets or surplus in its general account, which may include profits derived from amounts derived from mortality and expense risk charges and other charges made under the Policies. Policies can be purchased directly from Ameritas through Veritas, Ameritas' wholly owned direct-to-consumer subsidiary, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase. The Policies are also sold by individuals who are registered representatives of AIC, and who are licensed as life insurance agents for Ameritas. AIC and Ameritas may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law. In these situations, AIC or the other broker/dealer may receive compensation. AIC will be paid by Ameritas at a rate of .05% of all premium received. Other broker/dealers will receive from Ameritas up to .5% of premium, and an asset based administrative compensation of .10% (annualized), which fee shall be paid by Ameritas.

The gross variable annuity compensation received by AIC on Ameritas' variable annuity policies was $4,677 for 1997, and $0 for 1996 and all prior years.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Ameritas holds the assets of the Separate Account. The assets are held separate and apart from General Account assets. Ameritas maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.

                                                                     NLVA     23

                              THIRD PARTY SERVICES

Ameritas is aware that certain third parties are offering money management services in connection with the contracts. Ameritas does not engage any such third parties to offer such services of any type. In certain cases, Ameritas has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with Ameritas for the sale of contracts. Ameritas takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

                                  VOTING RIGHTS

To the extent required by law, Ameritas will vote the Portfolio shares held in the Separate Account at shareholder meetings in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment Policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, Ameritas determines that it is allowed to vote the Portfolio shares in its own right, Ameritas may elect to do so.

Prior to the Annuity Date, the Owner holds a voting interest in each Subaccount to which the Accumulation Value is allocated. The number of votes available to an Owner will be calculated separately for each Subaccount of the Separate Account. The number of votes available to an Owner will be determined by dividing the Accumulation Value attributable to a Subaccount by the net value per share of the applicable Portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by Ameritas as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate Portfolio.

On and after the Annuity Date, there are no voting rights because amounts are no longer held in the Separate Account.

                                LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Ameritas is not involved in any litigation that is of material importance in relation to its ability to meet its obligations under the Policies, or that relates to the Separate Account. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.

24     NLVA

                       STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front page or by calling 1-800-255-9678.

The following is a Table of Contents for that Statement:

                                                                                             Page
GENERAL INFORMATION AND HISTORY.....................................................          2
THE POLICY..........................................................................          2
GENERAL MATTERS.....................................................................          6
FEDERAL TAX MATTERS.................................................................          7
DISTRIBUTION OF THE POLICY..........................................................          7
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS..............................................          8
STATE REGULATION....................................................................          8
LEGAL MATTERS.......................................................................          8
EXPERTS.............................................................................          8
OTHER INFORMATION...................................................................          8
FINANCIAL STATEMENTS................................................................          8

                                                                    NLVA     25

APPENDIX A

                              QUALIFIED DISCLOSURES

                  *        Information Statement For:

                             408(b)  IRA  Plans
                             408(k)  SEP IRA Plans
                             408(p)  SIMPLE  IRA  Plans
                             408A Roth IRA Plans (when available)

                  *        Information Statement For:

                             401(a) Pension/Profit Sharing Plans




                       AMERITAS LIFE INSURANCE CORP. LOGO

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Service (IRS) and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.

                                                 Table of Contents
Information Statement

         408(b) Individual Retirement Annuity (IRA) Plans
         408(k) Simplified Employee Pension (SEP IRA) Plans
         408(p) Savings Incentive Match (SIMPLE IRA) Plans (if available)
         408 Roth IRA.....................................................................................     QD-1

Information Statement

         401(a) Pension/Profit Sharing Plans..............................................................     QD-9

AMERITAS LIFE            INFORMATION STATEMENT
INSURANCE CORP.          408(B)INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS
LOGO                     408(K)SIMPLIFIED  EMPLOYEE PENSION (SEP  IRA)  PLANS
                         408(P)SAVINGS INCENTIVE  MATCH  (SIMPLE IRA) PLANS
                         408A ROTH IRA (WHEN AVAILABLE)

-------------------------------------------------------------------------------
For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP IRA) Plan, 408(p) Savings Incentive Match (SIMPLE IRA) Plan or 408A Roth IRA, please review the following:

PART 1.  PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Life Insurance Corp. (Ameritas), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with Ameritas.

To revoke  your IRA,  you  should  send a signed  and dated  written  notice to:
Ameritas Life Insurance Corp., Policyholder Service Department, P.O. Box 81889, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your Ameritas Representative or call 1-800-745-6665.

PART II.  PROVISIONS OF THE IRA LAW:

Ameritas' No Load Variable Annuity (Form 4080), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan (SEP
IRA), for a salary reduction Simplified Employee Pension Plan (SARSEP) or a SIMPLE IRA. A separate policy must be purchased for each individual under each plan. In addition, Ameritas' No Load Variable Annuity at some point after December 31 1997, will be made available for use as a Roth IRA. State income tax treatment of IRAs varies, so this disclosure only discusses the federal tax treatment of IRAs. Please disucss state income tax treatment of an IRA with your tax advisor.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

ELIGIBILITY:

 REGULAR IRA PLAN: Any individual under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan, although deductibility of the contributions is determined by adjusted gross income ("AGI") and whether the individual(or the individual's spouse) is an "active participant" in an employer sponsored retirement plan.

 ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP IRA, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

 Amounts transferred as Rollover Contributions are not taxable in the year of distribution (provided the rules for Rollover treatment are satisfied) and may or may not be subject to withholding. Rollover Contributions are not deductible.

 SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a separate contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

 Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

 ROTH IRAS (WHEN AVAILABLE): A Roth IRA must be designated as such when it is established.

 1. A REGULAR ROTH IRA is a Roth IRA established to receive annual contributions and/or rollover contributions from other Roth IRAs where no portion of the rollover is attributable to an IRA other than a Roth IRA.

 2. A CONVERSION ROTH IRA is a Roth IRA established to receive rollovers or conversions from non-Roth IRAs and is limited to such contributions.

Roth IRAs are available beginning in 1998. Unlike Regular IRAs, contributions to a Roth IRA are not deductible for tax purposes. However, any gain accumulated in a Roth IRA may be nontaxable, depending upon how and when withdrawals are made. Eligibility to contribute to a Roth IRA (Regular, Spousal or Conversion) is subject to income and other limits. Unlike deductible IRAs, if eligible, you may contribute to a Roth IRA even after age 70 1/2.

                                     QD-1                   IRA/SEP/SIMPLE/ROTH
                                                 No Load Variable Annuity; 2/98

 3. SPOUSAL ROTH IRA ARRANGEMENT: Beginning in 1998, a Spousal Roth IRA may be set up for a "non-working" spouse that has less taxable compensation, if any, for the tax year than the "working" spouse, regardless of age, provided the spouses file a joint tax return and subject to the adjusted gross income ("AGI") limits described in PART II, MAXIMUM CONTRIBUTIONS - SPOUSAL ROTH IRA ARRANGEMENT. Divorced spouses can continue a Spousal Roth IRA or start a Regular Roth IRA based on standard Roth IRA eligibility rules. Taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of Roth IRA eligibility limits.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP IRA): An employee is eligible to participate in a SEP IRA Plan based on eligibility requirements set forth in form 5305-SEP or other plan document provided by the employer.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEPs established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plans.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE IRA): An employee is eligible to participate in a SIMPLE IRA Plan based on eligibility requirements set forth in Form 5304-SIMPLE or other plan document provided by the employer.

NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan (including a SIMPLE IRA, SEP IRA, SARSEP or Roth IRA) to anyone (except in the case of transfer incident to divorce).

NONFORFEITABILITY: The value of your IRA Plan (all types included) belongs to you at all times, without risk of forfeiture.

PREMIUM: The annual premium (if applicable) of your IRA Plan or Roth IRA may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRAs, or Spousal Roth IRAs, the combined compensation of the spouses reduced by any Roth IRA or deductible IRA contribution made by the "working" spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution" (or "Conversion" contribution to a Roth IRA). Your contribution must be made in cash. For IRAs established under SEP Plans (SEP IRAs), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a SARSEP established prior to January 1, 1997, annual premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Premiums under a SIMPLE IRA will be limited to permissible levels of annual employee elective contributions (up to $6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation but not in excess of $6,000, as adjusted) or of employer non-elective contributions (2% of compensation (subject to the cap under Code Section 401(a)(17) as indexed) for each eligible employee).

MAXIMUM CONTRIBUTIONS:

REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. Further, this is the maximum amount you may contribute to ALL IRAs in a year (including Roth IRAs, but not SIMPLE IRAs or Education IRAs). The amount of permissible contributions to your Regular IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored retirement plan and whether your adjusted gross income ("AGI") is above the "phase-out level." Beginning for tax years after 1997, you will only be deemed to be an active participant because of your spouse's participation in an employer- sponsored plan, if your combined adjusted gross income exceeds $150,000. SEE PART III, DEDUCTIBLE IRA CONTRIBUTIONS.

ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on Regular IRA contributions, but also are not tax deductible.

   There are two ways to make a rollover to an IRA:

     (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEPs, SARSEPs, and SIMPLE IRAs). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA transfers (where you do not directly receive a distribution) are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over or transferred to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any SIMPLE Plan maintained by your employer.
     (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

     FOR RULES APPLICABLE TO ROLLOVERS OR TRANSFERS TO ROTH IRAS, SEE THE PARAGRAPHS ON REGULAR AND CONVERSION ROTH IRAS, BELOW.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a) Qualified Retirement Plan or TSA; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire; and (4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

IRA/SEP/SIMPLE/ROTH                     QD-2
No-Load Variable Annuity; 2/98

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan PROVIDED YOU MAKE NO CONTRIBUTIONS TO THE IRA OTHER THAN FROM THE FIRST EMPLOYER'S PLAN. THIS IS KNOWN AS "CONDUIT IRA," AND YOU SHOULD DESIGNATE YOUR ANNUITY AS SUCH WHEN YOU COMPLETE YOUR APPLICATION.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and the "working" spouse's IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income (reduced by the amount of any contributions to a Roth IRA or the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA) or $4,000. No more than $2,000 may be contributed to either spouse's IRA.
Whether the contribution is deductible or non-deductible depends on whether either spouse is an "active participant" in an employer-sponsored retirement plan for the year, and whether the adjusted gross income of the couple is above the applicable phase-out level. (SEE PART III, DEDUCTIBLE IRA CONTRIBUTIONS).

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum deductible contribution limits).

REGULAR ROTH IRA (WHEN AVAILABLE): The maximum total annual contribution an individual can make to all IRAs (including Roth IRAs, but not Education or SIMPLE IRAs) is the lesser of $2,000 or 100% of compensation. (This limit does not apply to rollover contributions). For Regular Roth IRAs (which are available beginning in the 1998 tax year) this $2,000 limitation is phased out for adjusted gross incomes between $150,000 and $160,000 for joint filers; between $95,000 and $110,000 for single taxpayers; and between $0 and $15,000 for married individuals who file a separate return. AGI for this purpose includes any deductible contribution to a Regular IRA, but does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Conversion Roth IRA. Rollovers and transfers may also be made from one Regular Roth IRA to another. Such rollovers or transfers are generally subject to the same timing and frequency rules as apply to Participant Rollovers and transfers from one Regular or Rollover IRA to another. (SEE PART II, MAXIMUM
CONTRIBUTIONS: ROLLOVER IRA, ABOVE).

CONVERSION ROTH IRA (WHEN AVAILABLE): Beginning in the 1998 tax year, rollovers or conversions may be made from non-Roth IRAs to a Conversion Roth IRA. To be eligible to make such a conversion or rollover from a non-Roth IRA, the taxpayer's adjusted gross income ("AGI") for the taxable year cannot exceed $100,000 (joint or individual) and he or she must not be married filing a separate tax return (unless the taxpayer lives apart from his of her spouse at all times during the year). A rollover from a non-Roth IRA to a Conversion Roth IRA does not count toward the limit of one rollover per IRA in any 12-month period under the normal rollover rules. Also, eligible rollover distributions received by you or your spouse from a qualified plan other than an IRA, may not be directly rolled over to a Roth IRA. However, you may be able to roll such a distribution over to a non-Roth IRA, then convert that IRA to a Conversion Roth IRA. Also if you are eligible to make a conversion, you may transfer amounts from most non-Roth IRAs (other than SIMPLE IRAs and Education IRAs). AGI for the purpose of determining eligibility to convert to a Roth IRA does not include any amount included in income as a result of a rollover or conversion from a non-Roth IRA to a Conversion IRA, but does include the amount of any deductible contribution made to a Regular IRA for the tax year.

SPOUSAL ROTH IRA ARRANGEMENT: Beginning in the 1998 tax year, if the "non-working" spouse's compensation is less than $2,000, the spouses file a joint tax return, and their combined AGI (unreduced by any deductible IRA contribution made for the year, but not including any amounts includible in income as a result of a conversion to a Roth IRA) is $150,000 or below, a contribution of up to $2,000 may be made to a separate Spousal Roth IRA in the name of the "non-working" spouse. The $2,000 limit is phased out proportionately between $150,000 and $160,000 of AGI (modified as described above). Spouses are not required to make equal contributions to both Roth IRAs; however no more than $2,000 may be contributed to the "working" or "non-working" spouse's Roth IRA for any year, and the total amount contributed annually to all IRAs (including both Roth and Regular IRAs, but not SIMPLE or Education IRAs) for both spouses cannot exceed $4,000. If the combined compensation of both spouses (reduced by any deductible IRA or Roth contributions made for the "working" spouse) is less than $4,000, the total contribution for all IRAs is limited to the total amount of the spouses' combined compensation. These limits do not apply to rollover contributions.

For divorced spouses, the contribution limit to a Roth IRA is the lesser of $2,000 or the total of the taxpayer's compensation and alimony received for the year, subject to the applicable phase-out limits for eligibility to make contributions to a Roth IRA. (Married individuals who live apart for the entire year and who file separate tax returns are treated as if they are single when determining the maximum contribution they are eligible to make in a Roth IRA).

SEP IRA PLAN: In any year that your annuity is maintained under the rules for a SEP Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP IRA the same as you do to a Regular IRA; however, you will be considered an "active participant" for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a SARSEP, the maximum amount of employee pre-tax contributions which can be made is $7,000 (adjusted for cost of living increases). After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, it is generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year (but not in excess of $6,000 as adjusted for cost-of-living adjustments). An employer may elect a lower percentage match (but not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan and who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes in advance of the plan year or election period. "Compensation" for purposes of the 2% nonelective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

                                   QD-3                     IRA/SEP/SIMPLE/ROTH
                                                 No Load Variable Annuity; 2/98

DISTRIBUTIONS: Payments to you from your IRA Plan (other than a Roth IRA) must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; or arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your designated beneficiary. UNDER A ROTH IRA, YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS WHILE YOU ARE LIVING, EVEN AFTER YOU REACH AGE 70 1/2.

RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan (other than a Roth IRA) to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS OTHER THAN ROTH IRAS : Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution, divide your entire interest in your IRA (as of December 31 of your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your designated beneficiary. Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used to determine distributions at the time of your death. If you die before the RBD, your entire interest must generally be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if a beneficiary is designated, the beneficiary may elect to receive distributions over the life expectancy of the beneficiary if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary under the "five year payout rule". Also, if the designated beneficiary is your spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of your death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death. A surviving spouse may in the alternative elect to treat the policy as his or her own IRA. This election may be expressly made or will be deemed made if the spouse makes a regular IRA contribution to the policy, makes a rollover to or from the IRA, or fails to elect minimum distributions as described above.

ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS WHILE YOU ARE LIVING. As long as you are alive, you are not required to take distributions from a Roth IRA, even after you reach age 70 1/2.

ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS AFTER YOUR DEATH. Minimum distribution requirements apply to Roth IRAs only after you die. If you die after you have reached your Annuity Date, and have begun to receive distributions under an annuity option (not including an interest only option), the remaining portion of your policy interests will continue to be distributed to your designated beneficiary at least as rapidly as under the method being used prior to your death (provided such method satisfies the requirements of Code Section 408(b)(3), as modified by Code Section 408A(c)(5).

If you die before the Annuity Date or before distribution of your entire interest in the policy has been made or begun, your entire interest in your Roth IRA must be distributed by the end of the calendar year which contains the fifth anniversary of your death (the "five year payout rule"). However, if there is a designated beneficiary, he or she may elect to receive distributions over his or her life expectancy provided the election is made and distributions commence by December 31 of the year following the year of your death. If the beneficiary does not make this election, the entire benefit will be paid to him or her under the "five year payout rule". If your designated beneficiary is your surviving spouse, he or she may elect to delay distributions until the later of the end of the calendar year following the year in which you died or the end of the year in which you would have reach age 70 1/2. If your sole designated beneficiary is your surviving spouse, he or she may elect to treat the policy as his or her own Roth IRA by making an express election to do so, by making a regular Roth IRA contribution or rollover contribution (as applicable or as permissible) to the policy, or by failing to elect minimum distributions under the "five year payout rule" or the life annuity options discussed above.

Life expectancies will be determined by using IRS life expectancy tables. A surviving spouse's life expectancy will be recalculated annually, unless he or she irrevocably elects otherwise. Non-spousal beneficiary life expectancies will be determined using the beneficiary's attained age in the calendar year distributions are required to begin and reducing life expectancy by one for each year thereafter.

TAKING REQUIRED MINIMUM DISTRIBUTIONS FROM ONE IRA: If you are required to take minimum distributions from more than one IRA (either as owner of one or more Regular IRAs and/or as a beneficiary of one or more decedent's Roth IRAs or Regular IRAs), you may not have to take a minimum distribution from each IRA. (Regular and Roth IRAs are treated as different types of IRAs, so minimum distributions from a Roth IRA will not satisfy the minimum distributions required from a Regular IRA). Instead, you may be able to calculate the minimum distribution amount required for each IRA (considered to be of the same type) separately, add the relevant amounts and take the total required amount from one IRA or Roth IRA (as applicable). Because of this, AVLIC cannot monitor the required distribution amounts from AVLIC IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs.

PART III.  RESTRICTIONS AND TAX CONSIDERATIONS:

TIMING OF CONTRIBUTIONS: Once you establish an IRA, (including a Regular Roth or Spousal Roth IRA) contributions must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED

IRA/SEP/SIMPLE/ROTH                     QD-4
No Load Variable Annuity; 2/98

WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR PLAN YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT TAX YEAR. SEP IRA contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

TIMING OF ROTH IRA CONVERSIONS: Conversions from a non-Roth IRA to a Conversion Roth IRA for a tax year, MUST BE MADE BY DECEMBER 31 OF THAT YEAR. You DO NOT have until the due date of your tax return for a year to convert a Regular IRA to a Conversion Roth IRA for that tax year. For example, if you wish to convert a Regular IRA to a Conversion Roth IRA in 1998, the conversion must be completed by December 31, 1998, even though your tax return for 1998 may not be due until April 15, 1999.

DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your Regular IRA may or may not be deductible. FOR TAX YEARS BEGINNING BEFORE JANUARY 1, 1998, if you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI). If your combined AGI is less than $40,000, and you file a joint tax return you can deduct your entire contribution. If you are single and your AGI is less than $25,000, you may also take a full deduction. For married couples filing joint returns, the deduction is phased out between $40,000 and $50,000. For single individuals, the deduction is phased out between $25,000 and $35,000. If you are married and covered by an employer plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI. If your AGI is not above the applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount.

FOR TAX YEARS BEGINNING ON AND AFTER JANUARY 1, 1998, if you or your spouse are not an active participant in an employer sponsored retirement plan, any permissible contribution you make to your IRA (other than a Roth IRA) will be deductible. If you are not an active participant in an employer sponsored plan, but your spouse is an active participant, you may take a full deduction for your IRA contribution (other than to a Roth IRA) if your AGI is below $150,000; if you are not an active participant but your spouse is, the maximum deductible contribution for you is phased out at AGIs between $150,000 and $160,000. If you are an active participant in an employer sponsored requirement plan you may make deductible contributions if your AGI is below a threshold level of income. For single taxpayers and married taxpayers filing jointly the available deduction is reduced proportionately over a phaseout range.
Active participants with income above the phaseout range are not entitled to an IRA deduction. Due to changes made by the Taxpayer Relief Act of 1997, the phaseout limits are scheduled to increase as follows:

                                            Married filing                                       Single/Head
Year                                            Jointly                                         of Household
------------------------------------------------------------------------------------------------------------
                                                  AGI                                                AGI
1998.......................................$50,000 - $60,000..................................$30,000 - $40,000
1999.......................................$51,000 - $61,000..................................$31,000 - $41,000
2000.......................................$52,000 - $62,000..................................$32,000 - $42,000
2001.......................................$53,000 - $63,000..................................$33,000 - $43,000
2002.......................................$54,000 - $64,000..................................$34,000 - $44,000
2003.......................................$60,000 - $70,000..................................$40,000 - $50,000
2004.......................................$65,000 - $75,000..................................$45,000 - $55,000
2005.......................................$70,000 - $80,000..................................$50,000 - $60,000
2006.......................................$75,000 - $85,000..................................$50,000 - $60,000
2007 and thereafter........................$80,000 - $100,000.................................$50,000 - $60,000

You can elect to treat deductible contributions as non-deductible. SEP IRA, SARSEP SIMPLE IRA and Roth IRA contributions are not deductible by you.

Remember, except for rollovers, conversions or transfers, the maximum amount you may contribute to all IRAs (including Roth and Regular IRAs, but not SIMPLE IRAs or Education IRAs) for a calendar year is $2,000 or 100% of compensation, whichever is less.

NON-DEDUCTIBLE  REGULAR  IRA  CONTRIBUTIONS:  It is  possible  for  you to  make non-deductible contributions to your Regular IRA (not including SIMPLE IRAs) even if you are not eligible to make deductible contributions to a Regular IRA or non-deductible contributions to a Roth IRA for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a Spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution and non-deductible Roth IRA contribution made by the "working" spouse). For plan years beginning on and after January 1, 1998, the sum of your annual non-deductible (including Roth IRA) and deductible contributions, other than when combined with a Spousal IRA or Spousal Roth IRA, may not exceed $2,000. IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

EFFECTS OF CONVERSION OF REGULAR IRA TO ROTH IRA: If you convert all or part of a non-Roth IRA to a Conversion Roth IRA, the amount taken out of the non-Roth IRA will be taxable as if it had been distributed to you in the year of conversion. If you made non-deductible contributions to any Regular IRA, part of the amount taken out of a Regular IRA for conversion will be taxable and part will be non-taxable. (Use IRS Form 8606 to determine how much of the withdrawal from your Regular IRA is taxable and how much is non-taxable). The taxable portion of the amount converted is includable in your income for the year of conversion. However, if the conversion takes place in 1998, one quarter of the taxable amount will be includable in your income in 1998 and in each of the next three years.

                                QD-5                        IRA/SEP/SIMPLE/ROTH
                                                 No Load Variable Annuity; 2/98

Amounts properly converted from a non-Roth IRA to a Roth IRA are not subject to the 10% early withdrawal penalty. However, if you make a conversion to a Roth IRA, but keep part of the money for any reason, that amount will be taxable in the year distributed from the non-Roth IRA and the taxable portion may be subject to the 10% early withdrawal penalty.

Roth IRAs are new and a number of ambiguities exist in the law. Also, at the time of drafting of this Information Statement, there is pending legislation which could dramatically change the tax treatment of conversions to and distributions from Roth IRAs retroactive to January 1, 1998. This Information Statement is based on AVLIC's interpretation of the law as it exists at the time of drafting. You should consult with your tax advisor to ensure that you receive the tax benefits you desire before you contribute to a Roth IRA, convert a non-Roth IRA to a Conversion Roth IRA or take distributions from a Roth IRA.

EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions made in excess of permissible contributions. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. Any earnings so distributed will be taxable in the year for which the contribution was made and may be subject to the 10% premature distribution penalty tax (SEE PART III, PREMATURE IRA DISTRIBUTIONS). The 6% excess contribution penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction). If a taxpayer transfers amounts contributed for a tax year to a Regular IRA (and any earnings allocated to such amounts) to a Roth IRA by the due date for filing the return for such tax year (not including extensions), the amounts are not included in the taxpayer's gross income to the extent that no deduction was allowed for the contribution.

EXCESS CONTRIBUTIONS TO A CONVERSION ROTH IRA: If you are ineligible and convert a Regular IRA to a Conversion Roth IRA, all or a part of the amount you convert may be an excess contribution. (Examples may include conversions made when your Roth AGI exceeds $100,000 or because you fail to timely make the rollover contribution from the Regular IRA to the Conversion Roth IRA). You will have an excess contribution if the ineligible amounts you convert and the contributions you make to all your IRAs for the tax year exceed your IRA contribution limits for the year. To avoid the 6% excise tax on excess contributions, you must withdraw the excess contributions plus earnings before the due date of your tax return.

In  addition,   an  ineligible   conversion  may  have  other   significant  tax
consequences to the extent conversion amounts are treated as excess contributions. First, distributions from the Regular IRA will not be eligible for the special tax treatment which applies to conversions. For example, if an ineligible conversion is made in 1998, the amounts ineligible for conversion will not be eligible to be spread over four years for income tax purposes and to the extent taxable, may be subject to the 10% premature distribution penalty. Second, even though you must remove the excess contributions from the Roth Conversion IRA, you may not be able to return these amounts to your Regular IRA. Therefore, you may lose future tax-deferred growth on amounts you incorrectly convert.

LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan (including Roth IRAs) or pledge it as security for a loan. This would disqualify your entire IRA Plan, and its full value(or taxable portions of your Roth IRA or non-deductible Regular IRA) would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code.

TAXABILITY OF REGULAR IRA DISTRIBUTIONS: Any cash distribution from your IRA Plan, other than a Roth IRA, is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment in the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

TAXABILITY OF ROTH IRA DISTRIBUTIONS: "Qualified distributions" from a Roth IRA are not included in the taxpayer's gross income and are not subject to the additional ten percent (10%) early withdrawal penalty tax. To be a "qualified distribution," the distribution must satisfy a five-year holding period and meet one of the following four requirements: (1) be made on or after the date on which the individual attains age 59 1/2; (2) be made to a beneficiary or the individual's estate on or after the individual's death; (3) be attributable to the individual being disabled; or (4) be a distribution to pay for a "qualified" first-time home purchase (up to a lifetime limit of $10,000). In the case of a rollover or conversion from a Regular IRA to a Conversion Roth IRA, the five-year holding period for escaping inclusion in income begins with the first day of the tax year in which the most recent rollover or conversion contribution is made to the Conversion Roth IRA. For a Regular Roth IRA, the five-year holding period begins with the first day of the year you made any contributions to a Regular Roth IRA.

If a distribution from a Roth IRA is not a qualified distribution and it includes earnings, the earnings distributed are includable in taxable income and may be subject to the 10% premature distribution penalty. (SEE PART III, PREMATURE IRA DISTRIBUTIONS).

Unlike Regular IRAs, distributions from Roth IRAs come first from contributions and converted amounts and last from earnings. Generally, all Roth IRAs (both Regular Roth IRAs and Conversion Roth IRAs) must be treated as one for purposes of determining the taxation of distributions. However, in some circumstances, one or more Roth IRAs may have to be treated separately.

You should be aware that Congress has before it legislation that would substantially revise these rules. To ensure that you receive the tax result you desire, you should consult with your tax advisor before taking a distribution from a Roth IRA.

LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions or "qualified distributions" from a Roth IRA), and is not eligible for the special tax rules on lump sum distributions which are used with other types of Qualified Retirement Plans.

IRA/SEP/SIMPLE/ROTH                     QD-6
No Load Variable Annuity; 2/98

PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on taxable amounts distributed from your IRA (including the taxable portion of any non-qualified distributions from a Roth IRA) prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled as defined in Code
Section 72(m)(7); (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his or her beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: (a) has received unemployment compensation for 12 consecutive weeks or more; (b) the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and (c) the individual has not been re-employed for 60 days or more;
(6) distributions made on or after January 1, 1998 for certain qualified higher education expenses of the taxpayer, the taxpayer's spouse, or any child or grandchild of the taxpayer or the taxpayer's spouse; or (7) qualified first-time home buyer distributions made on or after January 1, 1998 (up to a lifetime maximum of $10,000) used within 120 days of withdrawal to buy, build or rebuild a first home that is the principal residence of the individual, his or her spouse, or any child, grandchild, or ancestor of the individual or spouse. The part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. In addition, distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax. Distributions from a Roth IRA made before the expiration of the applicable 5 year holding period (SEE TAXABILITY OF ROTH IRA DISTRIBUTIONS) are not treated as qualified distributions and are subject to the 10% penalty tax to the extent they are includable in taxable income.

MINIMUM REQUIRED DISTRIBUTIONS: SEE PART II, MINIMUM DISTRIBUTIONS FOR IRAS OTHER THAN ROTH IRAS and ROTH IRA MINIMUM DISTRIBUTION REQUIREMENTS. If a minimum distribution is not made from your IRA (including a Roth IRA) for a tax year in which it is required, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

GIFT AND ESTATE TAX CONSEQUENCES: The designation of a beneficiary to receive funds from a Regular or a Roth IRA is not considered a transfer subject to federal gift taxes. However, funds remaining in your IRA (Regular or Roth) at the time of your death are includable in your federal gross estate for tax purposes.

MAXIMUM DISTRIBUTIONS: The Taxpayer Relief Act of 1997 repealed both the 15% excess accumulation estate tax and excess distribution excise tax which previously applied to excess retirement plan accumulations at death and excess lifetime retirement plan distributions. These rules are repealed for plan distributions made and decedents who die after December 31, 1996.

TAX FILING-REGULAR IRAS: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and (2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. In some years, you may be required to file Form 5329 and/or Form 8606 in connection with your Regular IRA. Form 5329 is filed as an attachment to Form 1040 or 1040A for any tax year that special penalty taxes apply to your IRA. If you make non-deductible contributions to a regular IRA, you must designate those contributions as non-deductible on Form 8606 and attach it to your Form 1040 or 1040A. There is a $100 penalty each time you overstate the amount of your non-deductible contributions unless you can prove the overstatement was due to reasonable cause. Additional information is required on Form 8606 in years you receive a distribution from a Regular IRA. There is a $50 penalty for each failure to file a required Form 8606 unless you can prove the failure was due to reasonable cause. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRAs), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

TAX FILING-ROTH IRA: It is your responsibility to keep records of your contributions to a Roth IRA and to file any income tax forms the Internal Revenue Service may require of you as a Roth IRA owner. You may need this information to calculate your taxable income when distributions from the Roth IRA begin.

TAX ADVICE: Ameritas is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult your personal tax advisor regarding specific questions you may have.

With respect to ROTH IRAS, you should be aware that Congress has before it legislation that would substantially revise the rules relating to distributions from and conversions to Roth IRAs which may apply retroactive to January 1, 1998. Because of this, you should consult with a tax advisor prior to establishing, making contributions to, or taking distributions from a Roth IRA, to ensure that you receive the tax result you anticipate.

ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV.  STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: Ameritas has received approval from the Internal Revenue Service as to the form of No Load Variable Annuity (Form
4080), for use in funding Regular IRA plans. The Policy has also been approved as to form for use in funding a SIMPLE IRA. It has not, however, been submitted to the IRS for approval of its use as a Roth IRA, but it is expected that it will be in due course. You may be required to accept a revised Roth IRA endorsement if the IRS requires changes to your issued Roth IRA during the IRS approval process. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.

PART V.  FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, No Load Variable Annuity (Form
4080) offered by Ameritas, hereafter referred to as the policy.

                                 QD-7                       IRA/SEP/SIMPLE/ROTH
                                                 No Load Variable Annuity; 2/98

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the general rule that penalties apply to withdrawals before age 59 1/2, subject to certain exceptions. SEE PART III; PREMATURE IRA DISTRIBUTIONS. However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of Ameritas which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.0%) or at higher rates declared by Ameritas.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for withdrawal, which is the accumulation value less any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $25, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses Ameritas for the administrative costs of maintaining the policy on Ameritas' system. This charge may be increased to a maximum of $40.

MORTALITY AND EXPENSE RISK CHARGE: Ameritas imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, Ameritas makes a daily charge equal to an annual rate of 0.75 % (current; 0.95% guaranteed) of the value of the average daily net assets of the Account. This charge is subtracted when determining the daily accumulation unit value. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: Ameritas will charge and deduct premium taxes as required by state law and in accordance with any applicable company election. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of Ameritas in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

WITHDRAWALS: The owner may make a withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to Ameritas. Withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a withdrawal is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The accumulation value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum .5% based on premiums paid for broker/dealers other than AIC, and an asset-based administrative compensation of .10% (annualized).

IRA/SEP/SIMPLE/ROTH                    QD-8
No Load Variable Annuity; 2/98

AMERITAS LIFE                 EMPLOYEE BENEFIT PLAN
INSURANCE CORP.               INFORMATION STATEMENT
LOGO                          401(a) PENSION/PROFIT SHARING PLANS

--------------------------------------------------------------------------------

For purchasers of a 401(a) Pension/Profit Sharing Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Life Insurance Corp. (Ameritas), as well as to describe certain fees and charges under the No Load Variable Annuity Policy being purchased from the Sales Representative.

The Sales Representative is appointed with Ameritas as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to Ameritas applications for contracts, including applications for No Load Variable Annuity.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to No Load Variable Annuity (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/Dealer is a maximum of up to .5% based on premiums paid for broker/dealers other than AIC, and an asset-based administrative compensation of .10 (annualized).

ANNUAL POLICY FEE: An annual policy fee of $25 is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses Ameritas for the administrative costs of maintaining the policy on Ameritas system. This charge may be increased to a maximum of $40.

MORTALITY AND EXPENSE RISK CHARGE: Ameritas imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. Ameritas makes a daily charge equal to an annual rate of 0.75% (current; 0.95% guaranteed) of the value of the average daily net assets of the Account under the policies. This charge is subtracted when determining the daily accumulation unit value. If this charge is insufficient to cover assumed risks, the loss will fall on Ameritas. Conversely, if the charge proves more than sufficient, any excess will be added to Ameritas' surplus. No mortality and expense risk charge is imposed on the Fixed Account.

WITHDRAWALS: The policyowner may make a withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to Ameritas. Withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for withdrawal is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The accumulation value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

TAXES: Ameritas will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account LLVA purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account LLVA will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.

                                  QD-9                      IRA/SEP/SIMPLE/ROTH
                                                 No Load Variable Annuity; 2/98

Part B                                                Registration No. 333-5529



                          AMERITAS LIFE INSURANCE CORP.

                              SEPARATE ACCOUNT LLVA


                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    FLEXIBLE PREMIUM VARIABLE ANNUITY POLICY

                                   Offered by

                          Ameritas Life Insurance Corp.
                           (A Nebraska Stock Company)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510

                              ---------------------


         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Annuity Policy ("Policy") offered by Ameritas Life Insurance Corp. ("Ameritas"). You may obtain a copy of the Prospectus dated May 1, 1998, by writing Ameritas Life Insurance Corp., 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-255-9678. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

         Dated:  May 1, 1998

                                TABLE OF CONTENTS

                                                                                                             PAGE
GENERAL INFORMATION AND HISTORY ...........................................................................    2
-------------------------------
THE POLICY ................................................................................................    2
----------
          Accumulation Value...............................................................................    2
          ------------------
          Value of Accumulation Units .....................................................................    2
          ---------------------------
          Calculation of Performance Data .................................................................    2
          -------------------------------
          Total Return.....................................................................................    3
          ------------
          Yields...........................................................................................    5
          ------
GENERAL MATTERS............................................................................................    6
---------------
          The Policy ......................................................................................    6
          ----------
          Non-Participating ...............................................................................    6
          -----------------
          Assignment ......................................................................................    6
          ----------
          Annuity Data ....................................................................................    6
          ------------
          Ownership .......................................................................................    6
          ---------
          IRS Required Distributions ......................................................................    6
          --------------------------
FEDERAL TAX MATTERS .......................................................................................    7
-------------------
          Taxation of Ameritas ............................................................................    7
          --------------------
          Tax Status of the Policies ......................................................................    7
          --------------------------
          Qualified Policies ..............................................................................    7
          ------------------
DISTRIBUTION OF THE POLICY ................................................................................    7
--------------------------
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS ....................................................................    8
--------------------------------------
STATE REGULATION ..........................................................................................    8
----------------
LEGAL MATTERS  ............................................................................................    8
-------------
EXPERTS ...................................................................................................    8
-------
OTHER INFORMATION .........................................................................................    8
-----------------
FINANCIAL STATEMENTS ......................................................................................    8
--------------------

GENERAL INFORMATION AND HISTORY:
--------------------------------

        In order to supplement the description in the Prospectus, the following provides additional information concerning the company and its history.

        Ameritas Life Insurance  Corp.   Separate Account LLVA  ("the  Separate
Account") is a separate investment account of Ameritas Life Insurance Corp. established under Nebraska Law on October 26, 1995. Ameritas Life Insurance Corp. ("Ameritas") is a stock life insurance company domiciled in Nebraska since 1887. The Home Office of Ameritas is at 5900 "O" Street, Lincoln, Nebraska 68501.

        Effective January 1, 1998, Ameritas converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraska Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policyowners of the mutual company.

        Currently, ten Subaccounts of the Separate Account are available under the contracts. Each Subaccount invests in a corresponding investment portfolio of, Berger Institutional Products Trust ("Berger IPT"), the Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT"), Strong Variable Insurance Funds, Inc., or Strong Opportunity Fund II, Inc., (collectively "Strong").

THE POLICY
----------

      In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

Accumulation Value
------------------

      The Accumulation Value of a Policy on each valuation date is equal to:

      (1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit price by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus;

      (2)   the amount deposited in the Fixed Account, plus interest; less

      (3)   any withdrawal made on the valuation date; less

      (4) any annual policy fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

Value of Accumulation Units
---------------------------

The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount. The accumulation unit price of each Subaccount shall be calculated by:

      (1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

      (2) a daily charge, currently 0.002049% (equivalent to an annual rate of .75%), not to exceed 0.002595% (equivalent to an annual rate of .95% of the average daily net assets), for mortality and expense risks; minus

      (3)   any applicable  charge  for federal and  state income taxes, if any;
            and

      (4) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

Calculation of Performance Data
-------------------------------

      As disclosed in the prospectus, premium payments will be allocated to the Separate Account LLVA which has ten Subaccounts, with the assets of each invested in corresponding portfolios of Berger IPT, Neuberger & Berman AMT, or Strong ("the Funds"), or to the Fixed Account. From time to time Ameritas will advertise the performance data of the portfolios of the Funds.

      Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

      Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

      Standardized average annual total returns will be provided for the period since the subaccounts have been offered in the Separate Account. The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

Total Return
------------

      Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.

     The subaccounts, other than the Liquid Asset subaccount, will quote average annual returns for the period since offered in the Separate Account, after deducting charges at the Separate Account level. The average annual total returns will be computed by finding the average annual compounded rates of return over a period of one, five, and ten years (or, if less, up to the life of the subaccount), that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 + T) SUP n = ERV where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. This formula is used to obtain standardized average annual total return. The returns will reflect the mortality and expense risk charge (guaranteed not to exceed .95% on an annual basis), and the annual policy fee. Because there is no surrender charge, the average annual total return would be the same for the relevant time periods if the contract is continued.

      Table 1 shows the average annual total return on a hypothetical investment in the subaccounts for the last year, five years, and ten years (or, if less, up to the life of the subaccount) for the period ending December 31, 1997. The subaccounts have been offered since January 22, 1997.

            Average Annual Total Return for Period Ending on 12/31/97

                                                                 Since Offered
Berger IPT                                                      in the Separate
Portfolios                      One Year        Five Year           Account
----------                      --------        ---------       ---------------
100 Fund                          N/A              N/A              14.44%
Small Company Growth              N/A              N/A              21.91%


Neuberger &
Berman AMT
Portfolios
----------

Limited Maturity Bond             N/A              N/A               6.14%
Growth                            N/A              N/A              29.29%
Partners                          N/A              N/A              32.17%
Balanced                          N/A              N/A              19.28%


Strong
Portfolios
----------
Growth Fund II                    N/A              N/A              28.97%
International Stock Fund II       N/A              N/A             -13.93%
Opportunity Fund II               N/A              N/A              25.93%

In addition to average annual returns, the Subaccounts, other than the Liquid Asset subaccount, may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. The cumulative total return on an investment in the Subaccounts will be shown for the period of one, five, and ten years (or, if less, up to the life of the subaccount). The returns reflect the mortality and expense risk charge (guaranteed not to exceed
 .95% on
an annual basis), and the policy fee. Because there is no surrender charge, the cumulative total return would be the same for the relevant time periods if the contract is continued.

         Table 2 shows the cumulative total return on a hypothetical investment in the Subaccounts for the period of one, five, and ten years (or, if less, up to the life of the subaccount) for the period ending December 31, 1997.

              Cumulative Total Return For Period Ending on 12/31/97

                                                                 Since Offered
Berger IPT                                                      in the Separate
Portfolios                   One Year          Five Year            Account
----------                   --------          ---------        ---------------

100 Fund                       N/A                N/A                14.36%
Small Company Growth           N/A                N/A                21.78%


Neuberger  &
Berman AMT
Portfolios
----------

Limited Maturity Bond          N/A                N/A                 6.10%
Growth                         N/A                N/A                29.11%
Partners                       N/A                N/A                31.96%
Balanced                       N/A                N/A                19.17%


Strong
Portfolios
----------

Growth Fund II                 N/A                N/A                28.79%
International Stock Fund II    N/A                N/A               -13.86%
Opportunity Fund II            N/A                N/A                25.77%


Performance
-----------

         Quotations of average annual total return may also be shown for a Subaccount for periods prior to the date the portfolio was offered through the Separate Account, based upon the actual historical performance of the mutual fund portfolio in which the subaccount invests. This information reflects all actual charges and deductions of the mutual fund Portfolio and all Separate Account charges and deductions, with respect to the Contracts, that hypothetically would have been made had the Separate Account, with respect to the Contracts, been invested in these Portfolios for all the periods indicated. This is calculated in a manner similar to standardized average annual total return.

         Table 3 shows the historical average annual total return on an investment of $30,000 in the subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1997.

      Historical Average Annual Total Return for Period Ending on 12/31/97

Berger IPT                                                                          10 Years or
Portfolios                  Inception       One Year             Five Year         Life of Fund
----------                  ---------       --------             ---------         -------------

100 Fund                     05/01/96         12.84%                N/A                9.67%
Small Company Growth         05/01/96         20.34%                N/A               10.99%

Neuberger  &
Berman AMT
Portfolios
----------
Limited Maturity Bond        09/10/84          5.86%                4.76%              6.19%*
Growth                       09/10/84         27.97%               12.56%             13.98%*
Partners                     03/22/94         30.19%                N/A               23.19%
Balanced                     02/28/89         18.48%                9.31%             10.32%

*  10 Year Figure

Strong                                                                             10 Years or
Portfolios                  Inception       One Year             Five Year         Life of Fund
----------                  ---------       --------             ---------         ------------

Growth Fund II               12/31/96         28.70%                N/A               28.70%
International Stock Fund II  10/20/95        -14.33%                N/A               -1.78%
Opportunity Fund II          05/08/92         24.44%               18.36%             19.06%



          Table 4 shows the historical cumulative total return on an investment of $30,000 in the Subaccounts for the last year, five years, and ten years (or, if less, up to the life of the portfolio) for the period ending December 31, 1997.

        Historical Cumulative Total Return for Period Ending on 12/31/97

Berger IPT                                                                10 Years or
Portfolios                         One Year           Five Year           Life of Fund
----------                         --------           ---------           ------------

100 Fund                            12.84%               N/A                  16.65%
Small Company Growth                20.34%               N/A                  19.00%



Neuberger &
Berman AMT
Portfolios
----------

Limited Maturity Bond                5.86%              26.20%                82.24%*
Growth                              27.97%              80.69%               270.02%*
Partners                            30.19%               N/A                 120.05%
Balanced                            18.48%              56.06%               138.27%



Strong
Portfolios
----------
Growth Fund II                      28.70%               N/A                  28.70%
International Stock Fund II        -14.33%               N/A                  -3.88%
Opportunity Fund II                 24.44%             132.27%               168.11%

*  10 Year Figure

Yields
------

     Some Subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

     Current yield for Liquid Asset Subaccount reflects the income generated by a subaccount over a 7-day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical subaccount having one Accumulation Unit at the beginning of the period adjusting for the annual policy fee, and dividing the difference by the value of the Subaccount at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Liquid Asset subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7-day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:

             Effective Yield = [(Base Period Return + 1) SUP 365/7] - 1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

     The historical net average yield for the 7-day period ended December 31, 1997 for the Liquid Asset Portfolio was 3.86% and the historical effective yield for the 7-day period ended December 31, 1997 for the Liquid Asset Portfolio was 3.94%.

   Current yield for subaccounts other than the Liquid Asset subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:

                   YIELD =2[( FUNC{a-b} OVER cd; +1) SUP 6 -1]

   Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period. The yield reflects the mortality and expense risk charge and the annual policy fee.

GENERAL MATTERS
---------------

The Policy
----------

   The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary of Ameritas can modify the Policy. Any changes must be made in writing, and approved by Ameritas. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

Non-Participating
-----------------

   The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of Ameritas.

Assignment
----------

   Any non-qualified policy and any qualified policy, if permitted by the plan or by law relevant to the plan applicable to the qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. Ameritas is not responsible for the validity of any assignment. No assignment will be recognized until Ameritas receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, not withstanding any settlement agreement in effect at the time the assignment was executed. Ameritas shall not be liable as to any payment or other settlement made by Ameritas before receipt of written notice.

Annuity Data
------------

   Ameritas will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to Ameritas.

Ownership
---------

   The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During the annuitant's lifetime, all rights and privileges under this Policy may be exercised solely by the owner. Ownership passes to the Owner's Designated Beneficiary upon the death of the owner(s). If there is no Owner's Designated Beneficiary, or if no Owner's Designated Beneficiary is living, ownership will pass to the owner's estate. From time to time Ameritas may require proof that the owner is still living.

   In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with Ameritas at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and Ameritas will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

IRS Required Distributions
--------------------------

   If the owner dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed to the Owner's Designated Beneficiary as described in this section so that the Policy qualifies as an annuity under the Code. If the owner is not an individual, death of the annuitant will be treated as death of the owner.

   If the death occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If the death occurs before the annuity date, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary.

   The owner's designated beneficiary is the person to whom ownership of the Policy passes by reason of death of the owner and must be a natural person. Ameritas reserves the right to require proof of death.

   If any portion of the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the Policy may be continued with the surviving spouse as the new owner.

FEDERAL TAX MATTERS
-------------------

Taxation of Ameritas
--------------------

   Ameritas is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not an entity separate from Ameritas and its operations form a part of Ameritas, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, Ameritas believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

   Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and Ameritas will not be treated as the owner of the assets of the Separate Account unless the investments made by the Separate Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified" any increase in the value of a variable annuity contract will be taxed to the owner currently. The Separate Account, through the fund, intends to comply with the diversification requirements prescribed by Treasury regulations which affect how the Fund's assets may be invested. Although Ameritas does not control the Fund, it has entered into an agreement regarding participation in the Fund, which requires the Fund to be operated in compliance with the requirements prescribed by the Treasury.

Qualified Policies
------------------

   The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

     a. H.R. 10 Plans - Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

          The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans.

     b. Individual Retirement Annuities - Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

     c. Corporation Pension and Profit Sharing Plans -- Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

DISTRIBUTION OF THE POLICY
--------------------------

     Ameritas Investment Corp. ("AIC"), the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Ameritas Investment Corp. is wholly owned by AMAL Corporation. Ameritas owns a majority interest in AMAL Corporation.

   The Policies are offered to the public directly from Ameritas through Veritas, Ameritas' wholly owned direct-to-consumer subsidiary, with salaried employees who are registered representatives of AIC and who will not receive compensation related to the purchase. The Policies may also be purchased through brokers licensed under the federal securities laws and state insurance laws, and properly licensed banking institutions that have entered into agreements with Ameritas Investment Corp. The offering of the Policies is continuous and Ameritas Investment Corp. may discontinue the offering of this policy in certain states and continue to offer it in other states.

   Compensation for the Policies and for all other variable annuity policies issued by Ameritas totalled $4,677 for 1997, and $0 for 1996 and all prior years.

SAFEKEEPING OF SEPARATE  ACCOUNT ASSETS
---------------------------------------

   Title to assets of the Separate Account is held by Ameritas. The assets are kept physically segregated and held separate and apart from Ameritas' general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of Ameritas. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.

STATE REGULATION
----------------

   Ameritas is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Ameritas as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of Ameritas, including the liabilities and reserves of the Separate Account.

     In addition, Ameritas is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.

LEGAL MATTERS
-------------

   All matters of Nebraska law pertaining to the validity of the Policy and Ameritas' right to issue such Policies under Nebraska law have been passed upon by Norman M. Krivosha, Executive Vice President, Secretary and Corporate General Counsel of Ameritas.

EXPERTS
-------

     The consolidated financial statements of Ameritas as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of Separate Account LLVA as of December 31, 1997, and for the year then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION
-----------------

   A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS
--------------------

   The financial statements of Ameritas, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Ameritas to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Independent Auditors' Report


Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Life Insurance Corp. Separate Account LLVA as of December 31, 1997, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Life Insurance Corp. Separate Account LLVA as of December 31, 1997, and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.



/s/Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                              SEPARATE ACCOUNT LLVA
                              ---------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------

ASSETS

INVESTMENTS AT NET ASSET VALUE:

     NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST:
     ---------------------------------------------
        Balanced Portfolio - 12,167.134 shares at
           $17.80 per share (cost $208,237)                                                                         $        216,575

        Growth Portfolio - 2,390.452 shares at
           $30.54 per share (cost $64,904)                                                                                    73,004

        Partners Portfolio - 28,400.091 shares at
           $20.60 per share (cost $525,966)                                                                                  585,042

         Limited Maturity Bond Portfolio - 35,498.016 shares at
           $14.12 per share (cost $497,236)                                                                                  501,232

         Liquid Assets Portfolio - 300,600.080 shares at
           $1.00 per share (cost $300,600)                                                                                   300,600

     STRONG VARIABLE INSURANCE FUNDS, INC.:
     --------------------------------------

         International Stock Fund II Portfolio - 6,823.144 shares at
           $9.32 per share (cost $75,749)                                                                                     63,592

         Growth Fund II Portfolio - 1,511.266 shares at
           $12.45 per share (cost $16,505)                                                                                    18,815

      STRONG OPPORTUNITY FUND II, INC.:
      ---------------------------------

         Opportunity Fund II, Inc. Portfolio - 2,072.755 shares at
           $21.70 per share (cost $42,356)                                                                                    44,979

     BERGER INSTITUTIONAL PRODUCTS TRUST:
     ------------------------------------

         100 Fund Portfolio - 13,489.758 shares at
           $11.11 per share (cost $147,699)                                                                                  149,871

         Small Company Growth  Portfolio - 5,350.946 shares at
           $12.06 per share (cost $52,723)                                                                                    64,532
                                                                                                                     ---------------

                  NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                                    $      2,018,242
                                                                                                                     ===============













The accompanying notes are an integral part of these financial statements.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                              SEPARATE ACCOUNT LLVA
                              ---------------------
                             STATEMENT OF OPERATIONS
                             -----------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      ------------------------------------
                                                                                           NEUBERGER & BERMAN
                                                                                       ADVISERS MANAGEMENT TRUST
                                                                             -----------------------------------------------

                                                                               BALANCED         GROWTH        PARTNERS
                                                                   TOTAL       PORTFOLIO (1)   PORTFOLIO (2)  PORTFOLIO (3)
                                                               --------------  --------------  -------------- --------------
INVESTMENT INCOME:

  Dividend distributions received                             $       16,062 $           201 $         ----- $        -----
  Mortality and expense risk charge                                    6,504             437             294          1,972
                                                               --------------  --------------  -------------- --------------
NET INVESTMENT INCOME(LOSS)                                            9,558            (236)           (294)        (1,972)
                                                               --------------  --------------  -------------- --------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

  Net realized gain(loss) on investments                               8,134             516           -----          -----
  Net change in unrealized appreciation(depreciation)                 86,268           8,338           8,100         59,076
                                                               --------------  --------------  -------------- --------------
NET GAIN(LOSS) ON INVESTMENTS                                         94,402           8,854           8,100         59,076
                                                               --------------  --------------  -------------- --------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $      103,960 $         8,618 $         7,806 $       57,104
                                                               =============   ==============  ============== ==============

 (1) Commenced business 02/12/97              (6) Commenced business 02/04/97
 (2) Commenced business 03/05/97              (7) Commenced business 02/04/97
 (3) Commenced business 03/18/97              (8) Commenced business 02/10/97
 (4) Commenced business 02/12/97              (9) Commenced business 03/05/97
 (5) Commenced business 01/22/97             (10) Commenced business 02/04/97




The accompanying notes are an integral part of these financial statements.

                                   (CONTINUED)


         NEUBERGER & BERMAN
     ADVISERS MANAGEMENT TRUST              STRONG VARIABLE INSURANCE FUNDS, INC.        BERGER INSTITUTIONAL PRODUCTS TRUST
------------------------------------- -------------------------------------------------- -----------------------------------
    LIMITED                           INTERNATIONAL                                                             SMALL
    MATURITY                             STOCK            GROWTH          OPPORTUNITY                          COMPANY
      BOND          LIQUID ASSETS       FUND II           FUND II         FUND II, INC.      100 FUND           GROWTH
    PORTFOLIO (4)     PORTFOLIO (5)    PORTFOLIO (6)     PORTFOLIO (7)    PORTFOLIO (8)     PORTFOLIO (9)    PORTFOLIO (10)
   ----------------  ---------------- ----------------  ---------------- ---------------- -----------------  ---------------


$              220 $          11,576 $            401 $             233  $            95 $           3,336 $           -----
               487             1,831              259                89              179               682              274
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  ---------------
              (267)            9,745              142               144              (84)            2,654             (274)
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  ---------------


             -----             -----              520               502            1,365             5,231            -----
             3,996             -----          (12,157)            2,310            2,623             2,173           11,809
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  ---------------
             3,996             -----          (11,637)            2,812            3,988             7,404           11,809
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  ---------------
$            3,729 $           9,745 $        (11,495)$           2,956 $          3,904 $          10,058 $         11,535
   ================  ================ ================  ================ ================  ================  ===============

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                              SEPARATE ACCOUNT LLVA
                              ---------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                       ----------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                      ------------------------------------
                                                                                               NEUBERGER & BERMAN
                                                                                           ADVISERS MANAGEMENT TRUST
                                                                               --------------------------------------------------


                                                                                BALANCED          GROWTH           PARTNERS
                                                                  TOTAL         PORTFOLIO (1)    PORTFOLIO (2)     PORTFOLIO (3)
                                                             ----------------  ---------------- ----------------  ----------------
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net Investment income(loss)                              $           9,558 $            (236)$           (294)$          (1,972)
  Net realized gain(loss) on investments                               8,134               516             -----             -----
  Net change in unrealized appreciation(depreciation)                 86,268             8,338            8,100            59,076
                                                             ----------------  ---------------- ----------------  ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       103,960             8,618            7,806            57,104
NET INCREASE(DECREASE)  FROM POLICYHOLDER TRANSACTIONS             1,914,282           207,957           65,198           527,938
                                                             ----------------  ---------------- ----------------  ----------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                             2,018,242           216,575           73,004           585,042
                                                             ----------------  ---------------- ----------------  ----------------
NET ASSETS AT JANUARY 1, 1997                                           -----             -----            -----             -----
                                                             ================  ================ ================  ================
NET ASSETS AT DECEMBER 31, 1997                            $       2,018,242 $         216,575 $         73,004 $         585,042
                                                             ================  ================ ================  ================



(1) Commenced business 02/12/97         (6) Commenced business 02/04/97
(2) Commenced business 03/05/97         (7) Commenced business 02/04/97
(3) Commenced business 03/18/97         (8) Commenced business 02/10/97
(4) Commenced business 02/12/97         (9) Commenced business 03/05/97
(5) Commenced business 01/22/97         (10) Commenced business 02/04/97


The accompanying notes are an integral part of these financial statements.

                                                         (CONTINUED)


         NEUBERGER & BERMAN
     ADVISERS MANAGEMENT TRUST               STRONG VARIABLE INSURANCE FUND, INC.          BERGER INSTITUTIONAL PRODUCTS TRUST
------------------------------------- ---------------------------------------------------  -----------------------------------
       LIMITED                         INTERNATIONAL                                                             SMALL
      MATURITY                             STOCK            GROWTH         OPPORTUNITY                          COMPANY
        BOND          LIQUID ASSETS       FUND II           FUND II       FUND II, INC.       100 FUND           GROWTH
    PORTFOLIO (4)     PORTFOLIO (5)    PORTFOLIO (6)     PORTFOLIO (7)    PORTFOLIO (8)     PORTFOLIO (9)    PORTFOLIO (10)
   ----------------  ---------------------------------  ---------------- ----------------  ----------------  -----------------

$             (267)$           9,745  $           142 $             144 $            (84)$           2,654 $             (274)
              -----             -----             520               502            1,365             5,231               -----
             3,996              -----         (12,157)            2,310            2,623             2,173             11,809
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  -----------------
             3,729             9,745          (11,495)            2,956            3,904            10,058             11,535
           497,503           290,855           75,087            15,859           41,075           139,813             52,997
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  -----------------
           501,232           300,600           63,592            18,815           44,979           149,871             64,532
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  -----------------
              -----             -----            -----             -----            -----             -----              -----
   ----------------  ---------------- ----------------  ---------------- ----------------  ----------------  -----------------
$          501,232 $         300,600  $        63,592 $          18,815 $         44,979 $         149,871 $           64,532
   ================  ================ ================  ================ ================  ================  =================

                         AMERITAS LIFE INSURANCE CORP.
                         -----------------------------
                             SEPARATE ACCOUNT LLVA
                             ---------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------




1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------

Ameritas Life Insurance Corp. Separate Account LLVA (the Account) was established under Nebraska law on October 26, 1995. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) and are segregated from all of ALIC's other assets.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1997 there are ten subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated. Two of the subaccounts invest only in a corresponding Portfolio of the Berger Institutional Products Trust which is a diversified open-end management investment company managed by Berger Associates. Two of the subaccounts invest only in a corresponding Portfolio of the Strong Variable Insurance Funds, Inc. and one subaccount invests only in a corresponding Portfolio of Strong Opportunity Fund II, Inc. Both funds are diversified open-end management investment companies and are managed by Strong Capital Management, Inc. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the funds, and the value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS
The assets of the account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

FEDERAL AND STATE TAXES
The operations of the Account are included in the federal income tax return of ALIC, which is taxed as a life insurance company under the Internal Revenue Code. ALIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, ALIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2.   POLICYHOLDER CHARGES
-------------------------

ALIC charges the account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                         AMERITAS LIFE INSURANCE CORP.
                         -----------------------------
                             SEPARATE ACCOUNT LLVA
                             ---------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------


3.  SHARES OWNED
----------------

The Account  invests in shares of mutual funds.  Share activity and total shares owned are as follows:


                                                           NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                        ------------------------------------------------------------------------------------
                                                                                            LIMITED
                                                                                            MATURITY
                                         BALANCED           GROWTH         PARTNERS           BOND           LIQUID ASSETS
                                         PORTFOLIO (1)    PORTFOLIO (2)    PORTFOLIO (3)    PORTFOLIO (4)    PORTFOLIO (5)
                                        ----------------  ---------------  --------------  ----------------  ---------------
Shares owned at January 1, 1997                    -----            -----           -----             -----            -----
Shares acquired                              12,638.796        2,932.267      30,237.460        37,110.661    4,880,248.700
Shares disposed of                              471.662          541.815       1,837.369         1,612.645    4,579,648.620
                                        ----------------  ---------------  --------------  ----------------  ---------------
Shares owned at December 31, 1997            12,167.134        2,390.452      28,400.091        35,498.016      300,600.080
                                        ================  ===============  ==============  ================  ===============


   (1) Commenced business 02/12/97                                (6) Commenced business 02/04/97
   (2) Commenced business 03/05/97                                (7) Commenced business 02/04/97
   (3) Commenced business 03/18/97                                (8) Commenced business 02/10/97
   (4) Commenced business 02/12/97                                (9) Commenced business 03/05/97
   (5) Commenced business 01/22/97                               (10) Commenced business 02/04/97

                                   (CONTINUED)






       STRONG VARIABLE INSURANCE FUNDS, INC.          BERGER INSTITUTIONAL PRODUCTS TRUST
----------------------------------------------------  ----------------------------------
 INTERNATIONAL                                                               SMALL
     STOCK             GROWTH         OPPORTUNITY                           COMPANY
    FUND II            FUND II       FUND II, INC.       100 FUND           GROWTH
 PORTFOLIO (6)      PORTFOLIO (7)    PORTFOLIO (8)     PORTFOLIO (9)    PORTFOLIO (10)
-----------------  ----------------  ---------------  ----------------  ----------------
            -----             -----            -----             -----             -----
       7,748.521         1,520.146        3,281.788        14,664.414         5,888.960
         925.377             8.880        1,209.033         1,174.656           538.014
-----------------  ----------------  ---------------  ----------------  ----------------
       6,823.144         1,511.266        2,072.755        13,489.758         5,350.946
=================  ================  ===============  ================  ================

Independent Auditors' Report


Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

     We have audited the accompanying consolidated balance sheets of Ameritas Life Insurance Corp. and subsidiaries as of December 31, 1997 and 1996, and the related statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Ameritas Life Insurance Corp. and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.



/s/Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                                 (in thousands)

                                                                                                DECEMBER 31
                                                                                      ----------------------------
                                         ASSETS                                           1997             1996
                                                                                      -----------      -----------
Investments:
     Fixed maturity securities held to maturity (fair value $792,856 - 1997,         $    754,581     $    775,875
      $798,991 - 1996)
     Fixed maturity securities available for sale (amortized cost $462,831 -
       1997, $408,467 - 1996)                                                             479,990          415,705
     Equity securities (cost $59,383 - 1997, $43,079 - 1996)                              108,744           75,215
     Mortgage loans on real estate                                                        228,709          226,776
     Loans on insurance policies                                                           70,638           68,017
     Real estate, less accumulated depreciation ($18,324 - 1997, $11,589 -                 43,085           33,636
       1996)
     Other investments                                                                     33,971           46,295
     Short-term investments                                                                   655            1,541
                                                                                      ------------    ------------
                      Total investments                                                 1,720,373        1,643,060
Cash and cash equivalents                                                                  83,139           77,142
Accrued investment income                                                                  25,186           25,176
Deferred policy acquisition costs                                                         164,564          146,405
Property and equipment, less accumulated depreciation ($29,199  - 1997,
     $29,910 - 1996)                                                                       20,191           17,532
Other assets                                                                               16,668           13,453
Separate accounts                                                                       1,437,165        1,037,359
                                                                                      ------------     ------------
                                         Total                                       $  3,467,286     $  2,960,127
                                                                                      ============     ============

                                 LIABILITIES AND EQUITY
Policy and contract reserves                                                         $    364,168     $    367,614
Policy and contract claims                                                                 27,467           21,420
Accumulated contract values                                                             1,039,938        1,007,734
Unearned policy charges                                                                    13,177           13,492
Unearned reinsurance ceded allowance                                                        1,763            1,252
Federal income taxes--
     Current                                                                                  339            9,351
     Deferred                                                                              46,236           36,083
Dividends payable                                                                          10,134           10,317
Other liabilities                                                                          41,467           35,532
Separate accounts                                                                       1,436,677        1,037,359
                                                                                      ------------     ------------
                      Total Liabilities                                                 2,981,366        2,540,154
                                                                                      ------------     ------------

Commitments and contingencies

Minority interest in subsidiary                                                            24,483           20,809

Policyowners' contingency reserves                                                        419,797          373,923
Net unrealized investment gain                                                             41,640           25,241
                                                                                      ------------     ------------
                      Total Equity                                                        461,437          399,164
                                                                                      ------------     ------------
                                         Total                                       $  3,467,286     $  2,960,127
                                                                                      ============     ============


The accompanying notes to consolidated financial statements are an integral part of these statements.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------
                                 (in thousands)

                                                                                          YEARS ENDED DECEMBER 31
                                                                             -----------------------------------------------
                                                                                  1997              1996             1995
                                                                             ----------------  ---------------  ------------
INCOME:
Insurance revenues:
     Premiums:
       Life insurance                                                      $           26,794  $        26,855   $    30,857
       Accident and health insurance                                                  181,952          163,557       163,659
     Contract charges                                                                  57,199           49,667        38,629
     Reinsurance, net                                                                  (1,037)          (6,205)       (5,559)
     Reinsurance ceded allowance                                                        2,475            1,746         1,446
Investment revenues:
     Investment income, net                                                           137,744          126,862       124,549
     Realized gains, net                                                               10,295           13,103         4,471
Other                                                                                  14,987            8,961         6,936
                                                                              ----------------  ---------------  ------------
                                                                                      430,409          384,546       364,988
                                                                              ----------------  ---------------  ------------
BENEFITS AND EXPENSES:
Policy benefits:
     Death benefits                                                                    20,710           18,402        17,072
     Surrender benefits                                                                10,084           10,708         9,401
     Accident and health benefits                                                     130,908          112,005       112,935
     Interest credited                                                                 66,788           65,494        64,598
     Increase (decrease) in policy and contract reserves                               (3,307)          (5,060)          959
     Other                                                                             13,589           12,849        13,265
Sales and operating expenses                                                           90,737           77,086        70,414
Amortization of deferred policy acquisition costs                                      16,441           16,790         9,405
                                                                              ----------------   --------------  ------------
                                                                                      345,950          308,274       298,049
                                                                              ----------------   --------------  ------------
INCOME BEFORE DIVIDENDS, FEDERAL INCOME TAXES AND MINORITY
     INTEREST IN EARNINGS OF SUBSIDIARY                                                84,459           76,272        66,939

Dividends appropriated for policyowners                                                10,158           10,367        10,543
                                                                              ----------------   --------------  ------------
INCOME BEFORE FEDERAL INCOME TAXES AND MINORITY INTEREST IN
     EARNINGS OF SUBSIDIARY                                                            74,301           65,905        56,396

Income taxes - current                                                                 26,401           29,081        16,954
Income taxes - deferred                                                                    39           (1,560)          694
   Total federal income taxes                                                 ----------------   --------------  ------------
                                                                                       26,440           27,521        17,648
                                                                              ----------------   --------------  ------------

INCOME BEFORE MINORITY INTEREST IN EARNINGS OF SUBSIDIARY                              47,861           38,384        38,748

Minority interest in earnings of subsidiary                                            (1,987)          (1,259)            -
                                                                              ----------------   --------------  ------------
NET INCOME                                                                  $          45,874  $        37,125  $     38,748
                                                                              ================   ==============  ============



The accompanying notes to consolidated financial statements are an integral part of these statements.

                        AMERITAS LIFE INSURANCE CORP.
                        -----------------------------
                        CONSOLIDATED STATEMENTS OF EQUITY
                        ---------------------------------
                                 (IN THOUSANDS)




                                                                POLICYOWNERS'     NET UNREALIZED
                                                                 CONTINGENCY        INVESTMENT            TOTAL
                                                                  RESERVES          GAIN/(LOSS)           EQUITY
                                                               ----------------   ----------------    ---------------
BALANCE, January 1, 1995                                     $          298,050  $             977  $         299,027

Net unrealized investment gains, net                                          -             30,683             30,683

Net income                                                               38,748                  -             38,748
                                                               ----------------   ----------------    ---------------

BALANCE, December 31, 1995                                              336,798             31,660            368,458

Net unrealized investment losses, net                                         -             (6,446)            (6,446)

Minority interest in net unrealized investment
  losses, net                                                                 -                 27                 27

Net income                                                               37,125                  -             37,125
                                                               ----------------   ----------------    ---------------

BALANCE, December 31, 1996                                              373,923             25,241            399,164

Net unrealized investment gains, net                                          -             16,557             16,557

Minority interest in net unrealized investment
  gains, net                                                                  -               (158)              (158)

Net income                                                               45,874                  -             45,874
                                                               ----------------   ----------------    ---------------

BALANCE, December 31, 1997                                   $          419,797 $           41,640  $         461,437
                                                               ================   ================    ===============


















The accompanying notes to consolidated financial statements are an integral part of these statements.

                        AMERITAS LIFE INSURANCE CORP.
                        -----------------------------
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                                 (in thousands)


                                                                                           YEARS ENDED DECEMBER 31
                                                                               -------------------------------------------------
                                                                                   1997             1996              1995
                                                                               --------------   --------------    --------------
OPERATING ACTIVITIES
--------------------
Net income                                                                  $         45,874  $         37,125  $         38,748
Adjustments to reconcile net income to net cash
  from operating activities:
                 Depreciation and amortization                                         5,275            4,231             4,346
                 Amortization of deferred policy acquisition costs                    16,441           16,790             9,405
                 Policy acquisition costs deferred                                   (36,117)         (30,611)          (20,954)
                 Interest credited to contract values                                 66,788           65,494            64,598
                 Amortization of discounts or premiums                                (1,747)          (1,513)           (1,630)
                 Net realized gains on investment transactions                       (10,295)         (13,103)           (4,471)
                 Deferred income taxes                                                    39           (1,560)              694
                 Minority interest in earnings of subsidiary                           1,987            1,259                 -
                 Change in assets and liabilities:
                   Accrued investment income                                             (10)          (1,071)            1,088
                   Other assets                                                       (3,239)          (1,372)           (1,583)
                   Policy and contract reserves                                       (3,446)           2,266             1,001
                   Policy and contract claims                                          6,047            2,538              (506)
                   Unearned policy charges                                              (315)          (2,141)             (657)
                   Unearned reinsurance ceded allowance                                  511              373               103
                   Federal income taxes payable - current                             (7,977)           1,300            (1,698)
                   Dividends payable                                                    (183)            (111)              100
                   Other liabilities                                                   6,509            5,445              (911)
                                                                               --------------   --------------    --------------
Net cash from operating activities                                                    86,142           85,339            87,673
                                                                               --------------   --------------    --------------

INVESTING ACTIVITIES
--------------------
Purchase of investments:
                 Fixed maturity securities held to maturity                          (39,522)        (122,182)         (105,019)
                 Fixed maturity securities available for sale                       (115,864)         (40,572)          (40,468)
                 Equity securities                                                   (29,432)         (19,925)          (13,017)
                 Mortgage loans on real estate                                       (56,251)         (57,248)          (28,841)
                 Real estate                                                          (1,676)            (642)             (589)
                 Short-term investments                                               (2,124)          (5,844)          (14,884)
                 Other investments                                                    (6,026)         (23,073)          (12,569)
Proceeds from sale of investments:
                 Fixed maturity securities available for sale                         16,419            4,774             2,919
                 Equity securities - unaffiliated                                     19,914           18,676            13,167
                 Equity securities - affiliated                                            -              190                 -
                 Real estate                                                           1,723              951               737
                 Other investments                                                       649            7,949             7,828












The accompanying notes to consolidated financial statements are an integral part of these statements.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                                 (in thousands)


                                                                                           YEARS ENDED DECEMBER 31
                                                                               -----------------------------------------------
                                                                                   1997              1996              1995
                                                                               --------------   --------------    ------------
INVESTING ACTIVITIES (CONTINUED)
--------------------------------
Proceeds from maturities or repayment of investments:
                 Fixed maturity securities held to maturity                 $         68,069     $     71,317     $   102,794
                 Fixed maturity securities available for sale                         45,942           36,519          15,868
                 Mortgage loans on real estate                                        49,750           34,594          25,120
                 Real estate                                                               -                -             219
                 Other investments                                                     6,278           15,106           4,955
                 Short-term investments                                                3,050           16,571           4,022
Purchase of property and equipment                                                    (5,413)          (3,711)         (1,803)
Proceeds from sale of property and equipment                                              45               78              99
Net change in loans on insurance policies                                             (2,622)           1,252             310
                                                                               --------------   --------------    ------------
Net cash from investing activities                                                   (47,091)         (65,220)        (39,152)
                                                                               --------------   --------------    ------------

FINANCING ACTIVITIES
--------------------
Contribution for minority interest in subsidiary                                       1,530           22,445               -
Net change in accumulated contract values                                            (34,584)         (47,186)        (17,286)
                                                                               --------------   --------------    ------------
Net cash from financing activities                                                   (33,054)         (24,741)        (17,286)
                                                                               --------------   --------------    ------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       5,997           (4,622)         31,235

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                      77,142           81,764          50,529

                                                                               --------------   --------------    ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                  $         83,139     $     77,142    $     81,764
                                                                               ==============   ==============    ============

SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for income taxes                                                  $         34,397     $     27,748    $     18,652
























The accompanying notes to consolidated financial statements are an integral part of these statements.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                       .


1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

NATURE OF OPERATIONS
Ameritas Life Insurance Corp. is a mutual life insurance company chartered by the State of Nebraska. Its operations consist of life and health insurance and annuity and pension contracts. The Company operates in the United States and, including its subsidiaries, is authorized to do business in all 50 states and the District of Columbia. Wholly owned insurance subsidiaries include First Ameritas Life Insurance Corp. of New York and Pathmark Assurance Company. The Company is also a 66% owner of AMAL Corporation (incorporated March 8, 1996), which owns 100% of Ameritas Variable Life Insurance Company and Ameritas Investment Corp. In addition to the insurance subsidiaries, the Company conducts other diversified financial-service-related operations through the following wholly owned subsidiaries: Veritas Corp. (a marketing organization for low-load insurance products); Ameritas Investment Advisors, Inc. (an advisor providing investment management services to the Company and other insurance companies); and Ameritas Managed Dental Plan, Inc. (a prepaid dental organization).

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include the accounts of Ameritas Life Insurance Corp. (Ameritas or the Company) and its majority-owned subsidiaries. References to the Company relate to Ameritas and all subsidiaries. These consolidated financial statements exclude the effects of all material intercompany transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The principal accounting and reporting practices followed are:

INVESTMENTS
The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, includes fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of equity net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has not classified any of its securities as trading securities.

Equity securities (common stock and nonredeemable preferred stock) are valued at fair value.

Mortgage loans on real estate are carried at amortized cost less an allowance for estimated uncollectible amounts. SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," which was amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," requires that an impaired loan be measured at the present value of expected future cash flows, or alternatively, the observable market price or the fair value of the collateral. The Company adopted these standards as of January 1, 1995, with no material impact on its financial position or results of operations.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)

                                   (continued)

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------------
(CONTINUED)
-----------

Investment real estate owned directly by the Company is carried at cost less accumulated depreciation and allowances for estimated losses. Real estate acquired through foreclosure is carried at the lower of cost or fair value minus estimated costs to sell.

Other investments primarily include investments in venture capital partnerships and real estate joint ventures accounted for using the equity method, and securities owned by the broker dealer subsidiary valued at fair value. Changes in the fair value of the securities owned by the broker dealer are included in investment income.

Short-term investments are carried at amortized cost, which approximates fair value.

Realized investment gains and losses on sales of securities are determined on the specific identification method. Write-offs of investments that decline in value below cost on other than a temporary basis and the change in the allowances for mortgage loans and wholly owned real estate are included with realized investment gains and losses in the consolidated statements of operations.

The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition.

CASH EQUIVALENTS
The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

PROPERTY AND EQUIPMENT
Property and equipment are carried at cost less accumulated depreciation. The Company provides for depreciation of property and equipment using straight-line and accelerated methods over the estimated useful lives of the assets.

SEPARATE ACCOUNTS
The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (principally investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The separate accounts are an investment alternative for pension, variable life, and variable annuity products which the Company markets. Amounts are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
RECOGNITION OF PARTICIPATING AND TERM LIFE, ACCIDENT AND HEALTH AND ANNUITY PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
Participating life insurance products include those products with fixed and guaranteed premiums and benefits on which dividends are paid by the Company. Premiums on participating and term life products and certain annuities with life contingencies (immediate annuities) are recognized as premium revenue when due. Accident and health insurance premiums are recognized as premium revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the premium-paying period of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYOWNERS
Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners' balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------
(CONTINUED)
-----------

Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Deposit administration plans and certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS
Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses.

Costs deferred related to term life insurance are amortized over the premium-paying period of the related policies, in proportion to the ratio of annual premium revenues to total anticipated premium revenues. Such anticipated premium revenues are estimated using the same assumptions used for computing liabilities for future policy benefits.

Costs deferred related to participating life, universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

A roll-forward of the amounts reflected in the consolidated balance sheets as deferred policy acquisition costs is as follows:

                                                                                     DECEMBER 31
                                                                      -------------------------------------------
                                                                           1997           1996            1995
-----------------------------------------------------------------------------------------------------------------
Beginning balance                                                     $      146,405    $   130,420     $ 126,619
Acquisition costs deferred                                                    36,117         30,611        20,954
Amortization of deferred policy acquisition costs                            (16,441)       (16,790)       (9,405)
Adjustment for unrealized investment (gain)/loss                              (1,517)         2,164        (7,748)
------------------------------------------------------------------------------------------------------------------
Ending balance                                                        $      164,564    $   146,405     $ 130,420
------------------------------------------------------------------------------------------------------------------

To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in policyowners' contingency reserves.

                         AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------
(CONTINUED)
-----------

FUTURE POLICY AND CONTRACT BENEFITS
Liabilities for future policy benefits for participating and term life contracts and additional coverages offered under policy riders are calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible unfavorable deviation. These assumptions are made at the time the contract is issued. These liabilities are shown as policy and contract reserves.

Liabilities for future policy and contract benefits on universal life-type and investment-type contracts are based on the policy account balance, and are shown as accumulated contract values.

The liabilities for future policy and contract benefits for group disabled life reserves and long-term disability reserves are based upon interest rate assumptions and morbidity and termination rates from published tables, modified for Company experience.

DIVIDENDS TO POLICYOWNERS
A portion of the Company's  business has been issued on a  participating  basis.
The amount of policyowners' dividends to be paid is determined annually by the Board of Directors.

INCOME TAXES
The  Company,  with  the  exception  of  AMAL  and  its  subsidiaries,  files  a consolidated  life/non-life  tax return.  An agreement  among the members of the consolidated  group provides for  distribution of consolidated tax results as if filed on a separate  return  basis.  The  provision  for income  taxes  includes
amounts   currently  payable  and  deferred  income  taxes  resulting  from  the cumulative  differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

RECLASSIFICATIONS
Certain items on the prior year financial statements have been restated to conform to current year presentation.


2.  INVESTMENTS
---------------
Investment income summarized by type of investment was as follows:


                                                                                          YEARS ENDED DECEMBER 31
                                                                                 ----------------------------------------
                                                                                       1997          1996        1995
-------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities held to maturity                                         $    59,700    $   59,366   $  58,937
Fixed maturity securities available for sale                                            32,605        30,039      30,160
Equity securities                                                                        1,899         1,571       1,508
Mortgage loans on real estate                                                           19,866        19,376      17,948
Real estate                                                                             12,317         9,699       9,644
Loans on insurance policies                                                              4,341         4,265       4,290
Other investments                                                                       15,494         8,572       6,906
Short-term investments and cash and cash equivalents                                     4,266         5,069       5,083
-------------------------------------------------------------------------------------------------------------------------
   Gross investment income                                                             150,488       137,957     134,476
Investment expenses                                                                     12,744        11,095       9,927
-------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                            $  137,744    $  126,862   $ 124,549
-------------------------------------------------------------------------------------------------------------------------

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)


2.  INVESTMENTS (CONTINUED)
---------------------------
Net pretax realized investment gains (losses) were as follows:


                                                                                          YEARS ENDED DECEMBER 31
                                                                                 ---------------------------------------
                                                                                       1997          1996        1995
------------------------------------------------------------------------------------------------------------------------
Net gains (losses) on disposals, including calls, of investments
   Fixed maturity securities held to maturity                                      $    1,059     $      237    $ 2,944
   Fixed maturity securities available for sale                                           494            802        175
   Equity securities                                                                    6,787         11,439      1,131
   Mortgage loans on real estate                                                          959             66        138
   Real estate                                                                            502            136        224
   Other                                                                                  564            503        (91)
------------------------------------------------------------------------------------------------------------------------
                                                                                       10,365         13,183      4,521
------------------------------------------------------------------------------------------------------------------------
Provisions for losses on investments
   Mortgage loans on real estate                                                          (20)           (80)       (50)
   Real estate                                                                            (50)             --         --
------------------------------------------------------------------------------------------------------------------------
Net pretax realized investment gains                                               $   10,295       $  13,103   $ 4,471
------------------------------------------------------------------------------------------------------------------------


Proceeds from sales of securities  and gross gains and losses  realized on those sales were as follows:


                                                                                        YEAR ENDED DECEMBER 31, 1997
                                                                                  --------------------------------------
                                                                                      Proceeds      Gains        Losses
------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                        $    16,419  $     161     $      8
Equity securities                                                                        19,914      7,725          938
------------------------------------------------------------------------------------------------------------------------
                                                                                    $    36,333  $   7,886     $    946
------------------------------------------------------------------------------------------------------------------------



                                                                                        YEAR ENDED DECEMBER 31, 1996
                                                                                   -------------------------------------
                                                                                      Proceeds      Gains        Losses
------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                        $    4,774   $      30    $     247
Equity securities                                                                       18,676      11,796          357
------------------------------------------------------------------------------------------------------------------------
                                                                                    $   23,450   $  11,826    $     604
------------------------------------------------------------------------------------------------------------------------



                                                                                        YEAR ENDED DECEMBER 31, 1995
                                                                                   -------------------------------------
                                                                                      Proceeds      Gains        Losses
------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                        $    2,919   $      --    $      66
Equity securities                                                                       13,167       2,601        1,470
------------------------------------------------------------------------------------------------------------------------
                                                                                    $   16,086   $   2,601    $   1,536
------------------------------------------------------------------------------------------------------------------------

                         AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

2.  INVESTMENTS (CONTINUED)
---------------------------

The  amortized  cost and fair  value of  investments  in  securities  by type of investment were as follows:


                                                                                      DECEMBER 31, 1997
                                                                   ------------------------------------------------------
                                                                                       GROSS UNREALIZED
                                                                     AMORTIZED    --------------------------     FAIR
                                                                       COST            GAINS     LOSSES          VALUE
-------------------------------------------------------------------------------------------------------------------------
 Fixed maturity securities held to maturity
  U.S. Corporate                                                   $    448,344     $  23,764  $    423   $      471,685
  Mortgage-backed                                                       147,741         6,523        14          154,250
  U.S. Treasury securities and obligations of
     U.S. government agencies                                            82,107         5,764         --          87,871
  Foreign                                                                76,389         2,769       108           79,050
-------------------------------------------------------------------------------------------------------------------------
     Total fixed maturity securities held to maturity                   754,581        38,820       545          792,856
-------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale
  U.S. Corporate                                                        282,265        11,742       280          293,727
  Mortgage-backed                                                        86,370         1,957       165           88,162
  Asset-backed                                                            7,997           169         --           8,166
  U.S. Treasury securities and obligations of
     U.S. government agencies                                            67,342         3,455       242           70,555
  Foreign                                                                18,857           524         1           19,380
-------------------------------------------------------------------------------------------------------------------------
     Total fixed maturity securities available for sale                 462,831        17,847       688          479,990
-------------------------------------------------------------------------------------------------------------------------
  Equity securities                                                      59,383        49,893       532          108,744
  Short-term investments                                                    655             --        --             655
-------------------------------------------------------------------------------------------------------------------------
     Total available for sale securities                                522,869        67,740     1,220          589,389
-------------------------------------------------------------------------------------------------------------------------
        Total                                                      $  1,277,450     $ 106,560   $ 1,765   $    1,382,245
-------------------------------------------------------------------------------------------------------------------------
The December 31, 1997,  equity  balance was  increased by $16,557  (including an increase in the carrying value of the securities of $27,152, decreased by $1,517 of related  adjustments  to  deferred  acquisition  costs and $9,078 in deferred income taxes) to reflect the net 1997 unrealized  gain on securities  classified as available for sale previously carried at amortized cost.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

2.  INVESTMENTS (CONTINUED)
---------------------------

                                                                                      DECEMBER 31, 1996
                                                                   ----------------------------------------------------
                                                                                       GROSS UNREALIZED
                                                                     AMORTIZED    --------------------------     FAIR
                                                                       COST            GAINS     LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------------------

Fixed maturity securities held to maturity
   U.S. Corporate                                                 $     457,030    $  17,953  $   3,001     $   471,982
   Mortgage-backed                                                      165,847        5,087        847         170,087
   U.S. Treasury securities and obligations of
      U.S. government agencies                                           84,418        3,611        249          87,780
   Foreign                                                               68,580        1,380        818          69,142
------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities held to maturity                  775,875       28,031      4,915         798,991
------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale
   U.S. Corporate                                                       241,022        7,944      2,780         246,186
   Mortgage-backed                                                       77,964          969        875          78,058
   U.S. Treasury securities and obligations of
      U.S. government agencies                                           70,627        2,765      1,023          72,369
   Foreign                                                               18,854          410        172          19,092
------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                408,467       12,088      4,850         415,705
------------------------------------------------------------------------------------------------------------------------
   Equity securities                                                     43,079       33,236      1,100          75,215
   Short-term investments                                                 1,541           --         --           1,541
------------------------------------------------------------------------------------------------------------------------
      Total available for sale securities                               453,087       45,324      5,950         492,461
------------------------------------------------------------------------------------------------------------------------
         Total                                                    $   1,228,962   $   73,355  $  10,865   $   1,291,452
------------------------------------------------------------------------------------------------------------------------

The December 31, 1996, equity balance was decreased by $6,446 (including a decrease in the carrying value of the securities of $12,246, increased by $2,164 of related adjustments to deferred acquisition costs and $3,636 in deferred income taxes) to reflect the net 1996 unrealized gain on securities classified as available for sale previously carried at amortized cost.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 1997, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                     AVAILABLE FOR SALE                     HELD TO MATURITY
                                                              ---------------------------------------------------------------------
                                                                  AMORTIZED            FAIR             AMORTIZED            FAIR
                                                                     COST              VALUE               COST              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                        $    22,495     $       22,560      $      15,437     $      15,620
Due after one year through five years                              122,517            127,006            122,983           128,111
Due after five years through ten years                             169,090            174,075            327,442           343,013
Due after ten years                                                 54,362             68,018            140,978           151,862
Mortgage-backed and asset-backed securities                         94,367             88,331            147,741           154,250
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                      $    462,831     $      479,990     $      754,581     $     792,856
-----------------------------------------------------------------------------------------------------------------------------------

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

3.  INCOME TAXES
----------------

The items that give rise to deferred  tax assets and  liabilities  relate to the following:


                                                                                              YEARS ENDED DECEMBER 31
                                                                                           -----------------------------
                                                                                                   1997            1996
------------------------------------------------------------------------------------------------------------------------
Net unrealized investment gains                                                             $     29,569     $    20,116
Equity in subsidiaries                                                                             9,992           7,905
Deferred policy acquisition costs                                                                 47,713          43,247
Prepaid expenses                                                                                   3,246           2,373
Other                                                                                              2,327           2,234
-------------------------------------------------------------------------------------------------------------------------
Gross deferred tax liability                                                                      92,847          75,875
-------------------------------------------------------------------------------------------------------------------------
Future policy and contract benefits                                                               30,593          24,386
Deferred future revenues                                                                           6,091           6,126
Policyowner dividends                                                                              3,547           3,610
Pension and postretirement benefits                                                                2,715           2,643
Other                                                                                              3,665           3,027
-------------------------------------------------------------------------------------------------------------------------
Gross deferred tax asset                                                                          46,611          39,792
-------------------------------------------------------------------------------------------------------------------------
   Net deferred tax liability                                                               $     46,236      $   36,083
-------------------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:


                                                                                             YEARS ENDED DECEMBER 31
                                                                               ------------------------------------------
                                                                                    1997            1996            1995
-------------------------------------------------------------------------------------------------------------------------
Federal statutory tax rate                                                         35.0 %          35.0 %         35.0 %
Equity in subsidiaries                                                              2.4             1.2            1.0
Surplus tax                                                                        (2.7)            7.1           (5.2)
Other                                                                               0.9            (1.5)           0.5
-------------------------------------------------------------------------------------------------------------------------
   Effective tax rate                                                              35.6 %          41.8 %         31.3 %
-------------------------------------------------------------------------------------------------------------------------
The "surplus  tax," IRC Section 809, is an  imputation  of income to mutual life insurance  companies according to a formula based on a comparison of the returns of equity of the mutual and stock segments of the life insurance  industry.  The
Company's  provision for its surplus tax is based on the Company's best estimate of what its final surplus tax will be.


4.  EMPLOYEE AND AGENT BENEFIT PLANS
------------------------------------

PENSION PLANS
The Company has a  noncontributory  defined  benefit  retirement  plan  covering substantially  all  employees.  Plan  benefits  are  based on years of  credited
service  and  the  employee's   compensation  during  the  last  five  years  of
employment.  The Company's funding policy is to make  contributions each year at least equal to the minimum funding  requirements  for  tax-qualified  retirement plans. Pension costs include current service costs, which are accrued and funded on a current year basis,  and past service  costs,  which are amortized over the average remaining service life of all employees on the adoption date. The assets of this plan are not segregated.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

4.  EMPLOYEE AND AGENT BENEFIT PLANS (CONTINUED)
------------------------------------------------

Periodic pension expense for the Company included the following components:


                                                                                           YEARS ENDED DECEMBER 31
                                                                              ---------------------------------------------
                                                                                   1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------
Service cost - benefits earned during the year                                 $   1,408      $     1,223    $       1,349
Interest cost on projected benefit obligation                                      1,496            1,866            1,894
Actual return on plan assets                                                      (3,329)          (2,817)          (2,844)
Net amortization and deferral                                                      1,836              932            1,148
---------------------------------------------------------------------------------------------------------------------------
   Net periodic pension expense                                                $   1,411      $     1,204     $      1,547
---------------------------------------------------------------------------------------------------------------------------

The following table sets forth the funded status of the Company's plans:

                                                                                                       DECEMBER 31
                                                                                           --------------------------------
                                                                                                   1997             1996
---------------------------------------------------------------------------------------------------------------------------
Accumulated benefit obligation
   Vested                                                                                   $       15,184 $        13,173
   Nonvested                                                                                         1,099             323
Effect of projected future compensation increases                                                    6,949           5,761
---------------------------------------------------------------------------------------------------------------------------
Projected benefit obligation                                                                        23,232          19,257
Plan assets at fair value                                                                           24,271          20,153
---------------------------------------------------------------------------------------------------------------------------
Plan assets in excess of projected benefit obligation                                                1,039             896
Unrecognized net loss                                                                                 (875)         (1,159)
Unrecognized transition obligation                                                                   1,236           1,331
---------------------------------------------------------------------------------------------------------------------------
   Net pension asset                                                                        $        1,400 $         1,068
---------------------------------------------------------------------------------------------------------------------------

The projected benefit obligation was determined using an assumed discount rate of 7.25% and 7.5% for 1997 and 1996, respectively, and a weighted-average assumed long-term rate of compensation increase of 4.5% for 1997 and 1996. The assumed long-term rate of return on plan assets was 8.0% for 1997 and 1996.

The Company has generally funded annually the maximum allowed under IRS regulations. The Company made contributions totaling $1,744 in 1997, $1,600 in 1996, and $1,500 in 1995.

The Company's employees and agents also participate in defined contribution plans that cover substantially all full-time employees and agents. Company contributions were $868 in 1997 and $800 in both 1996 and 1995.

POSTRETIREMENT BENEFITS OTHER THAN PENSIONS
The Company provides certain health care and life insurance benefits to retired employees. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Company medical plan for the immediately preceding five years.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

4.  EMPLOYEE AND AGENT BENEFIT PLANS (CONTINUED)
------------------------------------------------

The Company has adopted a 401(h) plan to fund its postretirement benefit obligation. Funding of $425, $440 and $300 was made in 1997, 1996 and 1995, respectively. The accumulated postretirement benefit obligation and the accrued postretirement benefit liability were as follows:


                                                                                                       DECEMBER 31
                                                                                            ---------------------------
                                                                                                   1997           1996
------------------------------------------------------------------------------------------------------------------------
Retirees                                                                                    $     2,145    $      2,451
Fully eligible active plan participants                                                             462             396
Other active plan participants                                                                    1,891           1,899
------------------------------------------------------------------------------------------------------------------------
   Accumulated postretirement benefit obligation                                                  4,498           4,746
Plan assets                                                                                      (1,767)         (1,252)
Unrecognized gain                                                                                 1,516           1,040
------------------------------------------------------------------------------------------------------------------------
   Accrued postretirement benefit liability                                                 $     4,247    $      4,534
------------------------------------------------------------------------------------------------------------------------

Net periodic postretirement benefit costs consisted of the following components:


                                                                                         YEARS ENDED DECEMBER 31
                                                                            --------------------------------------------
                                                                                 1997             1996             1995
------------------------------------------------------------------------------------------------------------------------
Service costs                                                                $    158     $        177      $       200
Interest cost on accumulated postretirement benefit plan                          304              315              310
Net amortization and deferral                                                     (77)             (35)             (10)
Expected return on assets                                                         (89)             (57)             (34)
-------------------------------------------------------------------------------------------------------------------------
   Net periodic postretirement benefit costs                                 $     296     $        400     $       466
-------------------------------------------------------------------------------------------------------------------------

The assumed health care cost trend line rate used in measuring the accumulated postretirement benefit obligation, for pre-65 employees, was 9.5% in 1995 decreasing linearly each successive year until it reaches 5.5% after 1999, after which it remains constant. A one-percentage-point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement health care cost by approximately 3%, the current service cost by 7%, and interest costs by 3%. The assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7.5% in 1997 and 1996, respectively.


5.  POLICYOWNERS' CONTINGENCY RESERVES
--------------------------------------

STATUTORY SURPLUS AND NET INCOME
Net income of Ameritas and its insurance subsidiaries, as determined in accordance with statutory accounting practices, was $47,200, $44,100 and $29,700 for 1997, 1996 and 1995, respectively. The Company's statutory surplus was $311,300, $257,300 and $204,700 at December 31, 1997, 1996 and 1995,
respectively. The Company is required to maintain a certain level of policyowners' contingency reserves to be in compliance with state laws and regulations. Company policyowners' contingency reserves are monitored by state regulators to ensure compliance with risk based capital requirements.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

6.  REINSURANCE
---------------

In the ordinary course of business,  the Company  assumes and cedes  reinsurance
with  other  insurers  and  reinsurers.   These  arrangements   provide  greater
diversification  of business  and limit the maximum net loss  potential on large risks.

The effect of reinsurance on premiums earned is as follows:


                                                                                             YEARS ENDED DECEMBER 31
                                                                                 -----------------------------------------------
                                                                                      1997              1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Assumed                                                                          $      9,740    $       6,344     $      2,725
Ceded                                                                                 (10,777)         (12,549)          (8,284)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 $     (1,037)   $      (6,205)    $     (5,559)
---------------------------------------------------------------------------------------------------------------------------------

The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations ceded under the reinsurance agreement.


7.  RESERVE FOR UNPAID CLAIMS
-----------------------------

The change in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:


                                                                                      1997              1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Balance at January 1                                                             $     17,957     $      14,925     $    15,383
Reinsurance reserves (net)                                                                (89)              121             (86)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       17,868           15,046           15,297
--------------------------------------------------------------------------------------------------------------------------------
Incurred related to:
   Current year                                                                       132,940          117,610          119,116
   Prior year                                                                         (4,675)          (2,051)          (2,030)
--------------------------------------------------------------------------------------------------------------------------------
      Total incurred                                                                  128,265          115,559          117,086
--------------------------------------------------------------------------------------------------------------------------------
Paid related to:
   Current year                                                                       112,255           99,742          104,492
   Prior year                                                                          13,193           12,995           12,845
--------------------------------------------------------------------------------------------------------------------------------
      Total paid                                                                      125,448          112,737          117,337
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       20,685           17,868           15,046
Reinsurance reserves (net)                                                              1,748               89            (121)
--------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                            $    22,433    $      17,957     $     14,925
---------------------------------------------------------------------------------------------------------------------------------
The  liability  for  unpaid  accident  and health  claims  and claim  adjustment expenses is included in policy and contract claims on the  consolidated  balance sheets.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

8.  COMMITMENTS AND CONTINGENCIES
---------------------------------

INVESTMENTS
Securities commitments of $25,848 and $16,935, and mortgage loan and real estate commitments of $17,742 and $14,247 were outstanding for investments to be purchased in subsequent years as of December 31, 1997 and 1996, respectively. These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. The Company's exposure to credit loss is represented by the contractual notional amount of those instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

STATE LIFE AND HEALTH GUARANTY FUNDS
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company has estimated its costs related to past insolvencies and has provided a reserve included in other liabilities of $2,325 and $2,250 as of December 31, 1997 and 1996, respectively.

LITIGATION
From time to time, the Company and its subsidiaries is subject to litigation in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial statements or future operations.


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------

The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

         FIXED MATURITY SECURITIES -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

         EQUITY SECURITIES -- For publicly traded securities, fair value is determined using prices from an independent pricing source.

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
---------------------------------------------------

         LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

         MORTGAGE LOANS ON REAL ESTATE -- Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries.

         OTHER INVESTMENTS -- Fair values for venture capital partnerships are estimated based on values as last reported by the partnership and discounted for their lack of marketability. Real estate partnerships are carried on the equity method and are excluded from the fair value disclosure.

         SHORT-TERM INVESTMENTS -- The carrying amount approximates fair value because of the short maturity of these instruments.

         CASH AND CASH EQUIVALENTS -- The carrying amounts equal fair value.

         ACCRUED INVESTMENT INCOME -- Fair value equals book value.

         ACCUMULATED CONTRACT VALUES -- Funds on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.

         COMMITMENTS  -- The estimated  fair value of  commitments  approximates
         carrying   value   because  the  fees   currently   charged  for  these
         arrangements and the underlying interest rates approximate market.

Estimated fair values are as follows:

                                                                                         DECEMBER 31
                                                             ----------------------------------------------------------------
                                                                          1997                                 1996
                                                             -----------------------------        ---------------------------
                                                                CARRYING          FAIR               CARRYING           FAIR
                                                                  AMOUNT          VALUE                AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
    Financial assets:
     Fixed maturity securities
      Held to maturity                                       $   754,581    $   792,856       $       775,875     $    798,991
      Available for sale                                         479,990        479,990               415,705          415,705
     Equity securities                                           108,744        108,744                75,215           75,215
     Loans on insurance policies                                  70,638         63,356                68,017           60,743
     Mortgage Loans on real estate                               228,709        240,583               226,776          234,750
     Other investments                                            22,717         32,466                24,143           33,301
     Short-term investments                                          655            655                 1,541            1,541
     Cash and cash equivalents                                    83,139         83,139                77,142           77,142
     Accrued investment income                                    25,186         25,186                25,176           25,176


Financial liabilities:
  Accumulated contract values excluding amounts
   held under insurance contracts                                764,505        764,998                756,029         756,194

                          AMERITAS LIFE INSURANCE CORP.
                          -----------------------------
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                 ----------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------
                                 (IN THOUSANDS)
                                   (continued)

10. SUBSEQUENT EVENT
--------------------

Effective January 1, 1998, the Company converted from a mutual insurance company structure to a mutual insurance holding company structure pursuant to the Nebraksa Mutual Insurance Holding Company Act. The conversion was approved by the Nebraska State Department of Insurance and the policyowners of the mutual company.